SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.______)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[x]           Preliminary Proxy Statement
[  ]          Confidential, for Use of the Commission Only (as permitted by
               Rule 14a-6(e)(2))
[  ]          Definitive Proxy Statement
[  ]          Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

Money Market Obligations Trust
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 [x]                      No fee required.
 [  ]                      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5. Total fee paid:

[  ]                   Fee paid previously with preliminary proxy materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)           Amount Previously Paid:
_______________________________________________________________

2)           Form, Schedule or Registration Statement No.:
_______________________________________________________________

3)           Filing Party:
_______________________________________________________________

4)           Date Filed:
_______________________________________________________________

Money Market Obligations Trust Tax-Free Instruments Trust

Proxy Statement - Please Vote!

TIME IS OF THE ESSENCE. . .VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT!  ACT NOW TO HELP THE TRUST AVOID ADDITIONAL EXPENSE.

Tax-Free Instruments Trust (the “Fund”) is a portfolio of Money Market Obligations Trust (the “Trust”).  The Fund offers two classes of shares:  Institutional Service Shares and Investment Shares.  For customers of Edward D. Jones & Co., L.P. (“Edward Jones”), Edward Jones sells the Fund’s Investment Shares under the name “Edward Jones Tax-Free Money Market Fund.”

The Fund will hold a special meeting of shareholders on July 22, 2008.  It is important for you to vote on the issue described in the Proxy Statement.  We recommend that you read the Proxy Statement in its entirety; the explanation will help you to decide on the issue.

Following is an introduction to the process and the proposal.

Why am I being asked to vote?
Shareholders of mutual funds have the right to vote to approve certain types of changes, like new investment advisory contracts, which is the change discussed in this Proxy Statement.

What is the issue?
Shareholders of the Fund are being asked to approve a new investment advisory contract between Passport Research, Ltd. (“Passport”) (as the new investment adviser of the Fund), and the Trust, on behalf of the Fund.  Passport is owned by Federated Investment Management Company (“FIMCO”), the Fund’s current investment adviser, and Edward Jones, a broker-dealer.

Will the new contract change Fund fees or expenses?
No. There will be no changes in the management fees, shareholder services fees, administration fees, recordkeeping fees or other fees or expenses payable by the Fund, or its shareholders, as a result of the new investment advisory contract.

How will the new contract affect the management of the Fund?
There are not expected to be any changes in the type of services provided, the level of services provided, or the day-to-day management of the Fund.  It is expected that the same FIMCO personnel that are currently involved in managing the Fund would continue under Passport to manage the Fund.

Why is the new contract being proposed?
The Board of Trustees determined that approving the new investment advisory contract with Passport, and terminating the Fund’s existing investment advisory contract with FIMCO, are in the best interest of the shareholders of the Fund.  As discussed in more detail in the Proxy Statement, the Board determined that the approval of the new investment advisory contract strengthens the relationship with Edward Jones, the limited partner of Passport.  The Board determined that the strengthened relationship supports the viability of the Fund for all shareholders by promoting the retention of the Fund’s current assets and by promoting the prospects for attracting new assets to the Fund.

What are the differences between the current contract and the new contract?
The new investment advisory contract will be the same as the Fund’s existing investment advisory contract (except Passport would be the investment adviser party to the contract instead of FIMCO, and, since Passport is a limited partnership, a provision will be added requiring Passport to notify the Trust of any changes in the membership of the partnership to the extent required under Section 205 of the Investment Advisers Act of 1940).

How do I vote my shares?
You may vote in person at the meeting or complete and return the enclosed proxy card.  Please note that if you:

1.	Do not respond at all, we may contact you by telephone to request that you cast your vote; or
2.	Sign and return the proxy card without indicating a preference, your vote will be cast “for” the proposal.

You may also vote by telephone through the Voice Response Unit (VRU) or through the Internet.  Please refer to your ballot for the appropriate VRU telephone number and internet address.

Whom do I call if I have questions about this Proxy Statement?
Call your Investment Professional or a Federated Client Service Representative.  Federated’s toll-free number is 1-800-341-7400.

After careful consideration, the Board of Trustees has unanimously approved this proposal.  The Board of Trustees recommends that you read the enclosed materials carefully and vote FOR the proposal.

PRELIMINARY PROXY STATEMENT

MONEY MARKET OBLIGATIONS TRUST
Tax-Free Instruments Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD July 22, 2008

A special meeting of the shareholders of Tax-Free Instruments Trust (“TFIT” or the “Fund”), a portfolio of Money Market Obligations Trust (the “Trust”), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on July 22, 2008.  The Fund offers two classes of shares:  Institutional Service Shares and Investment Shares.  For customers of Edward D. Jones & Co., L.P. (“Edward Jones”), Edward Jones sells the Fund’s Investment Shares under the name “Edward Jones Tax-Free Money Market Fund.”  The special meeting of the shareholders of the Fund will be held for the following purposes:

1.	To approve a new investment advisory contract between Passport Research, Ltd. (as the new investment adviser of the Fund), and the Trust, on behalf of the Fund; and

2.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Trustees has fixed May 27, 2008, as the record date for determination of shareholders entitled to vote at the meeting.

By Order of the Board of Trustees

John W. McGonigle
Secretary

May 16, 2008

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY TO AVOID ADDITIONAL EXPENSE.

YOU CAN HELP THE TRUST AVOID THE NECESSITY OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY.  IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.  THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

TABLE OF CONTENTS

                                                                                                                                                                                                                 PAGE #

About the Proxy Solicitation and the Special Meeting	1
Rationale for Approving the New Investment Advisory Contract	5
Information Regarding the Existing Investment Advisory Contract	11
Information Regarding the New Investment Advisory Contract	14
Additional Information Regarding the Fund	14
Additional Information Regarding the Fund’s Current Investment Adviser – FIMCO	26
Additional Information Regarding the Proposed New Investment Adviser for the Fund – Passport	29
Information Regarding the Relationship Between Edward Jones and Federated	38
Information Regarding Potential Conflicts of Interest	43
Information Relating to Certain Legal Proceedings	44
Information About the Trust	45
Proxies, Quorum and Voting at the Special Meeting	46
Share Ownership of the Funds	45
Other Matters and Discretion of Attorneys Named in the Proxy	47
Exhibit 1 – Proposed New Investment Advisory Contract

Exhibit 1 – Proposed New Investment Advisory Contract

PRELIMINARY PROXY STATEMENT

MONEY MARKET OBLIGATIONS TRUST
Tax-Free Instruments Trust
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

The enclosed proxy is solicited on behalf of the Board of Trustees (the “Board” or “Trustees”) of Money Market Obligations Trust (the “Trust”), with respect to its portfolio, Tax-Free Instruments Trust (“TFIT” or the “Fund”).  The Fund offers two classes of shares:  Institutional Service Shares and Investment Shares.  For customers of Edward D. Jones & Co., L.P. (“Edward Jones”), Edward Jones sells the Fund’s Investment Shares under the name “Edward Jones Tax-Free Money Market Fund.”  The proxies will be voted at the special meeting of shareholders of the Trust to be held on July 22, 2008, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

The cost of the solicitation, including the printing and mailing of proxy materials, will not be borne by the Trust.  Federated Investment Management Company (“FIMCO”), the Fund’s current adviser, and Passport Research, Ltd. (“Passport”), the proposed new adviser for the Fund, have agreed to pay all costs and expenses related to solicitation, including the printing and mailing of proxy materials and the holding of the Special Meeting.  Edward Jones, the limited partner of Passport, will reimburse FIMCO and/or Passport for such costs and expenses.  In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents, of the Trust or, if necessary, a communications firm retained for this purpose.  Such solicitations may be by telephone, facsimile transmission, other electronic means or otherwise.  Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholder after the fact.  Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as currently exists for instructions communicated in written form.  Custodians, nominees, and fiduciaries will be reimbursed for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons (but such reimbursements will not be borne by the Trust).

The purpose of the Special Meeting is set forth in the accompanying Notice.  The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting.  Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies.  This proxy statement and the enclosed proxy card are expected to be mailed on or about June 5, 2008, to shareholders of record at the close of business on May 27, 2008 (the “Record Date”).

The Fund’s annual report, which includes audited financial statements for the fiscal year ended March 31, 2008, was previously mailed to shareholders.  The Fund’s semi-annual report, which contains unaudited financial statements for the period ended September 30, 2007, was also previously mailed to shareholders.  The Trust will provide, without charge and upon request, a copy of the Fund’s annual report and/or semi-annual report.  Requests may be made in writing to the Trust’s principal executive offices located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 or by calling toll-free 1-800-341-7400.

In addition to, or in lieu of, this proxy statement, shareholders may have received an “Important Notice Regarding the Availability of Proxy Materials for The Shareholder Meeting (“Proxy Notice”).”  The Proxy Notice advises shareholders that they may access and review all of the important information contained in the proxy materials online.  The proxy materials available online include the proxy statement, a proxy card and a summary of shareholder meeting information.  Shareholders should refer to either the Proxy Notice or the proxy ballot, one or both of which was provided to them, to obtain the Internet web address to access the proxy materials online.  By logging on to the Internet web address, and using the proxy control number included in the Proxy Notice or the proxy ballot that was provided to them, shareholders may review the proxy materials, request a hard copy of the materials and/or enter voting instructions.

PROPOSAL 1:
APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT ADVISORY CONTRACT BETWEEN PASSPORT RESEARCH, LTD (AS THE NEW INVESTMENT ADVISER OF THE FUND),
AND THE TRUST, ON BEHALF OF THE FUND

At its meeting that ended on May 16, 2008, the Board unanimously approved (1) a new investment advisory contract (“New Investment Advisory Contract”) between Passport and the Trust, on behalf of the Fund, and the submission of the New Investment Advisory Contract to the shareholders of the Fund for approval; and (2) the termination of the existing Investment Advisory Contract, dated September 1, 2000 (“Existing Investment Advisory Contract”), between FIMCO and the Trust (on behalf of the Fund), conditioned on the shareholders of the Fund approving the New Investment Advisory Contract.  The New Investment Advisory Contract is being submitted for shareholder approval at this Special Meeting (“Proposal 1”).

As discussed in more detail later in this Proxy, there will be no changes in the fees or expenses payable by the Fund, or its shareholders, as a result of the New Investment Advisory Contract being approved.  The New Investment Advisory Contract will be the same as the Existing Investment Advisory Contract (except Passport would be the investment adviser party to the contract instead of FIMCO, and, since Passport is a limited partnership, a provision will be added requiring Passport to notify the Trust of any changes in the membership of the partnership to the extent required under Section 205 of the Investment Advisers Act of 1940).  It also is expected that the same FIMCO personnel that are currently involved in managing the Fund would continue under Passport to provide investment advisory services to the Fund.

Both FIMCO and Passport are subsidiaries of Federated Investors, Inc. (“Federated”), a Pennsylvania corporation.  FIMCO is wholly-owned by Federated, and Passport is not.  FIMCO owns the general partnership interest, which equals a majority (50.5%) interest, in Passport.  The limited partnership interest in Passport, which equals a minority (49.5%) interest, is owned by Edward Jones, a broker-dealer organized as a Missouri limited partnership.  According to Passport’s governing documents, Passport is managed and controlled by its general partner, which is FIMCO.

Edward Jones and Federated have a long-standing and significant business relationship, which includes establishing Passport as a joint venture in 1981 to manage a taxable money market mutual fund, the Edward Jones Money Market Fund.  As of March 31, 2008, Federated’s advisory subsidiaries advised approximately 147 equity, fixed income and money market mutual funds as well as a variety of customized separately managed accounts, which totaled approximately $338.5 billion in assets under management.  Edward Jones is a large broker-dealer and financial services firm with approximately 9,200 offices spread across all 50 states in the United States, and has affiliates with approximately 590 locations in Canada and 230 locations in the United Kingdom.  As of March 31, 2008, Edward Jones was Federated’s second largest mutual fund client.  See “Information Regarding the Relationship Between Edward Jones and Federated” below for more information regarding Federated, Edward Jones and the relationship between them.

The Fund is a tax-exempt money market fund that is a part of the Federated family of investment companies or mutual funds (the “Federated Funds”).  The Fund has two classes of shares, known as Investment Shares and Institutional Service Shares.  The Investment Shares of the Fund are sold by Edward Jones under the d/b/a Edward Jones Tax-Free Money Market Fund.  Edward Jones began offering the Fund to its customers on February 7, 1983, to enable its customers to choose to invest in a tax-exempt money market fund instead of a taxable money market fund.  There also are assets of customers of Edward Jones invested in the Institutional Service Shares.  As of March 31, 2008, the Fund’s total net assets were $3,416,761,642, and the assets of customers of Edward Jones represented $3,019,453,154 or 88.37% of the Fund’s total net assets.

Given the significant assets invested in the Fund by customers of Edward Jones, and the large role Edward Jones has had with respect to the Fund and the services it provides relating to the Fund and its customers who are invested in the Fund,1 Edward Jones and Federated have been examining alternatives for providing Edward Jones with an interest with respect to the investment adviser to the Fund and restructuring the income Edward Jones receives with respect to its customers’ assets that are invested in the Fund.  Currently, Edward Jones receives significant shareholder services and transfer agency fees, and a small amount of recordkeeping fees, from the Fund for performing shareholder services, transfer agency services and recordkeeping services with respect to its customers who are invested in the Fund.  Edward Jones also receives significant supplemental payments and marketing support payments, which collectively are also referred to as special payments (“Special Payments”), with respect to its customers’ assets that are invested in the Fund, which payments are paid from Federated’s and its subsidiaries’ legitimate profits and other resources.

Federated and Edward Jones considered various alternatives to provide Edward Jones with an interest with respect to the investment adviser to the Fund and restructured income.  For example, one alternative that was examined involved creating a separate mutual fund advised by Passport in which the assets of customers of Edward Jones could have been invested, but this alternative was not pursued because of the practical concerns it could have raised for the remaining shareholders of the Fund.  This alternative, as well as other alternatives, could have resulted in fewer assets being invested in the Fund, thereby potentially jeopardizing the viability of the Fund for other shareholders of the Fund, or potentially causing the expense ratio of the Fund paid by shareholders to increase.  After considering these alternatives, Edward Jones and Federated have decided, in recognition of the large role Edward Jones has had with respect to the Fund and the services it provides to its customers who are invested in the Fund, to pursue having Passport become the investment adviser to the Fund.  This will provide Edward Jones, as the limited partner of Passport, with an interest with respect to the investment adviser to the Fund that will be similar to the interest Edward Jones currently holds with respect to the investment adviser to the Edward Jones Money Market Fund (i.e., Passport) as the limited partner of Passport.  This also will allow Edward Jones’ income with respect to its customers’ assets invested in the Fund to be restructured in a manner that is similar to the distributions of income and distributions of partnership allocations (collectively, “Partnership Distributions”) Edward Jones currently receives with respect to the Edward Jones Money Market Fund as the limited partner of Passport.  These Partnership Distributions are derived from Passport’s advisory fee revenue.

Proposal 1 is intended to provide an interest with respect to the investment adviser in the Fund, and restructured income, to Edward Jones and, thereby, strengthen the relationship between Edward Jones and the Fund and support the viability of the Fund.  If the New Investment Advisory Contract is approved by the Fund’s shareholders, Passport will be the investment adviser to the Fund and, since FIMCO is the general partner of Passport, it is expected that the same FIMCO personnel that presently provide investment advisory services to the Fund on behalf of FIMCO will continue to provide those services on behalf of Passport.  Edward Jones, as the limited partner of Passport, will be entitled to a significant portion of the Partnership Distributions made by Passport, which would be derived from the advisory fee revenue received by Passport from the Fund and its other client, the Edward Jones Money Market Fund.  Edward Jones, as the limited partner of Passport, would provide from time to time certain services with respect to the Fund, such as fund sponsorship, promotion, and support activities, assistance in creating and coordinating marketing support, assistance with fund development and operations, review of fund disclosure documents, and periodic review of fund expense levels, as well as other services.  These services could vary and change over time.  Edward Jones also would continue to receive shareholder services, transfer agency and recordkeeping fees from the Fund for services performed by Edward Jones with respect to its customers’ assets invested in the Fund.  This arrangement would be similar to the existing arrangement Edward Jones currently has with respect to the Edward Jones Money Market Fund as the limited partner of Passport.  This arrangement also will have the effect of giving Edward Jones and Federated the flexibility to restructure the income (including to provide Edward Jones with the opportunity to increase the overall income) that Edward Jones receives with respect to the assets of its customers invested in the Fund, and eliminating the Special Payments that Federated and its subsidiaries otherwise make out of their own legitimate profits and other resources to Edward Jones in respect of the assets of Edward Jones’ customers invested in the Fund.

If the shareholders of the Fund approve Proposal 1, and the above-described arrangements are put into place, Edward Jones’ portion of Passport’s Partnership Distributions derived from the investment advisory fee revenue earned by Passport from managing the Fund will likely exceed the amount of Special Payments Edward Jones otherwise would have received from Federated with respect to the shareholder accounts in the Fund for which Edward Jones is dealer of record.  Any additional income received by Edward Jones also could benefit Federated and its subsidiaries.  See “Information Regarding Potential Conflicts of Interest” below for additional information regarding the benefits that may be derived by Edward Jones and Federated if the shareholders of the Fund approve Proposal 1.

The New Investment Advisory Contract will be the same as the Existing Investment Advisory Contract (except Passport would be the investment adviser party to the contract instead of FIMCO, and, since Passport is a limited partnership, a provision will be added requiring Passport to notify the Trust of any changes in the membership of the partnership to the extent required under Section 205 of the Investment Advisers Act of 1940).  There will be no changes in the fees or expenses (for example, management fees, shareholder services fees, administration fees, recordkeeping fees or other expenses) payable by the Fund, or its shareholders, as a result of the New Investment Advisory Contract being approved.  The New Investment Advisory Contract is expected to take effect on the date as of which the prospectuses for the Fund are next updated, July 31, 2008.

The favorable vote of: (a) the holders of 67% or more of the outstanding voting securities present at the Special Meeting, if the holders of 50% or more of the outstanding voting securities of the Fund are present or represented by proxy; or (b) the holders of more than 50% of the outstanding voting securities, whichever is less, is required to approve Proposal 1.

The rationale for approval of the New Investment Advisory Contract, as well as other relevant information, is set forth below in this Proxy.  Please read this Proxy carefully before voting to approve or disapprove the New Investment Advisory Contract.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE FUND’S SHAREHOLDERS APPROVE THE NEW INVESTMENT ADVISORY CONTRACT WITH PASSPORT RESEARCH, LTD.

Rationale for Approving the New Investment Advisory Contract

At its meeting that ended on May 16, 2008, based on a recommendation from the Fund’s existing investment adviser (i.e., FIMCO), and after requesting and reviewing such information as the Board reasonably deemed necessary to evaluate the terms of the New Investment Advisory Contract, the Board determined to approve (1) the New Investment Advisory Contract, and the submission of the New Investment Advisory Contract to the shareholders of the Fund for approval; and (2) the termination of the Existing Investment Advisory Contract, all conditioned on the shareholders of the Fund approving the New Investment Advisory Contract.  The Board’s decision regarding Proposal 1 represents the exercise of its business judgment.

During its review of Proposal 1, the Board considered the long and significant relationship between Federated and Edward Jones.  The Board considered that Federated has provided cash management services to Edward Jones’ customers through investments in the Federated Funds, and Edward Jones has received (and will continue to receive) significant income as a broker-dealer and transfer agent from the Fund and other Federated Funds, and from Federated and its affiliates, with respect to the assets of Edward Jones’ customers invested in the Fund and other Federated Funds.  The Board was made aware that Passport was formed on May 21, 1981, as a joint venture between Federated and Edward Jones to be the investment adviser to the Edward Jones Money Market Fund, a taxable money market fund available only to customers of Edward Jones.  The Board also was advised that Edward Jones began offering the Fund to its customers, in addition to the Edward Jones Money Market Fund, on February 7, 1983, in order to enable its customers to choose to invest in a tax-exempt money market fund instead of a taxable money market fund.  The Board was provided with information regarding the total net assets of the Fund and the current gross and net expense ratio of the Fund.  The Board was made aware that, since February 7, 1983, the assets of customers of Edward Jones invested in the Fund have grown to $3,019,453,154, representing 88.37% of the total assets of the Fund, as of March 31, 2008, and that, since its inception on May 12, 1980, the assets of the Edward Jones Money Market Fund have grown to $21,165,554,893 as of March 31, 2008.  The Board understood that, as the limited partner of Passport, Edward Jones receives Partnership Distributions of a significant portion of Passport’s net income, which currently is derived from the investment advisory revenue received by Passport from the Edward Jones Money Market Fund.

The Board also was made aware that, given the significant assets invested in the Fund by customers of Edward Jones, and the large role Edward Jones has had with respect to the Fund and the services it provides relating to the Fund and its customers who are invested in the Fund,2 Edward Jones and Federated have been examining alternatives for providing Edward Jones with an interest with respect to the investment adviser to the Fund and restructuring the income Edward Jones receives with respect to its customers’ assets that are invested in the Fund.  The Board was given information regarding the significant income in the form of shareholder services and transfer agency fees, and the small amount of recordkeeping fees, that Edward Jones currently receives from the Fund with respect to its customers’ assets invested in the Fund.  The Board also was given information regarding the significant Special Payments that Edward Jones currently receives from Federated and its subsidiaries with respect to the assets of customers of Edward Jones invested in the Fund, which are paid from Federated’s and its subsidiaries’ legitimate profits and other resources.  The Board was advised that alternatives had been considered by Edward Jones and Federated.  For example, the Board was advised that one alternative that was considered involved creating a separate mutual fund advised by Passport in which the assets of customers of Edward Jones could have been invested, but that this alternative was not pursued because of the practical concerns it could have raised for the remaining shareholders in the Fund.  This alternative, as well as other alternatives, could have resulted in fewer assets being invested in the Fund, thereby potentially jeopardizing the viability of the Fund for other shareholders of the Fund, or potentially causing the expense ratio of the Fund paid by shareholders to increase.  The Board understood that, in recognition of the large role Edward Jones has had with respect to the Fund and the services it provides to its customers who are invested in the Fund, Federated and Edward Jones have decided to pursue having Passport become the investment adviser to the Fund, which will provide Edward Jones, as the limited partner of Passport, with an interest with respect to the investment adviser to the Fund that will be similar to the interest Edward Jones currently holds, and allow Edward Jones’ income with respect to its customers’ assets invested in the Fund to be restructured in a manner that is similar to the Partnership Distributions Edward Jones currently receives, with respect to the investment adviser to Edward Jones Money Market Fund (i.e., Passport) as the limited partner of Passport.

Based on the fact that, similar to the Edward Jones Money Market Fund’s assets, the Fund’s assets consist primarily of assets invested by customers of Edward Jones, the Board understood that, through Proposal 1, FIMCO intended to provide an interest with respect to the investment adviser to the Fund, and restructured income, to Edward Jones.  The Board also understood that, if Proposal 1 is approved by shareholders, this would result in Edward Jones receiving a significant portion of the Partnership Distributions of Passport’s net income, which then would also be derived from the investment advisory revenue received by Passport from the Fund.  The Board understood that Edward Jones, as the limited partner of Passport, would provide from time to time certain services with respect to the Fund, such as fund sponsorship, promotion, and support activities, assistance in creating and coordinating marketing support, assistance with fund development and operations, review of fund disclosure documents, and periodic review of fund expense levels, as well as other services, and that these services could vary and change over time.  The Board also understood that, in connection with this arrangement:  (1) Edward Jones would continue to receive shareholder services, transfer agency and recordkeeping fees from the Fund for shareholder services, transfer agency services and recordkeeping services performed by Edward Jones with respect to its customers’ assets invested in the Fund; (2) Edward Jones and Federated would have the flexibility to restructure the income (including to provide Edward Jones with the opportunity to increase the overall income) that Edward Jones receives with respect to the assets of its customers invested in the Fund; and (3) The Special Payments that Federated and its subsidiaries otherwise make out of their own legitimate profits and other resources to Edward Jones in respect of the assets of Edward Jones’ customers invested in the Fund would be eliminated.

Based on these considerations, while no assurances can be made regarding the amount of assets that will be retained by, or attracted to, the Fund (whether or not Proposal 1 is approved by Fund shareholders), the Board determined that the approval of Proposal 1 strengthens the relationship between Edward Jones and the Fund and supports the viability of the Fund for all shareholders.  In addition to the existing contractual arrangements in place with Edward Jones described in this Proxy, Proposal 1 promotes the retention of the Fund’s current assets, further promotes the prospects for attracting new assets to the Fund, and allows for the current expense structure of the Fund to be maintained.

The Board also determined that Proposal 1 will not affect the advisory services, or the level of advisory services, provided to the Fund.  In reaching this decision, the Board considered that assets of customers of Edward Jones would represent a significant portion of the Fund’s assets, as well as the assets under management by Passport, if Proposal 1 is approved.  FIMCO and Passport represented to the Board that Passport’s governing documents provide that Passport is managed and controlled by its general partner, which is FIMCO, and that there would be neither a change in the advisory services, or the level of advisory services, provided to the Fund nor a change in the day-to-day management of the Fund.  While Passport would be the new investment adviser for the Fund, since FIMCO is the general partner of Passport, it is expected that the same FIMCO personnel that are currently involved in managing the Fund would continue under Passport to provide investment advisory services to the Fund.  For example, the portfolio manager for the Fund would not change if the shareholders of the Fund approve the New Investment Advisory Contract.  Also, although FIMCO has certain additional Senior Vice Presidents, Vice Presidents, and Assistant Vice Presidents, the principal officers of Passport hold the same positions with FIMCO.

In making its determination, the Board also considered the following matters at its meeting which ended on May 16, 2008.  The New Investment Advisory Contract would be the same as the Existing Investment Advisory Contract (except Passport would be the investment adviser party to the contract instead of FIMCO, and, since Passport is a limited partnership, a provision will be added requiring Passport to notify the Trust of any changes in the membership of the partnership to the extent required under Section 205 of the Investment Advisers Act of 1940), all compensation to be paid by the Fund for advisory services would continue to be the same as described in the Existing Investment Advisory Contract, and FIMCO and Passport represented that there would be no changes in the fees or expenses (for example, management fees, shareholder services fees, administration fees, recordkeeping fees or other expenses) payable by the Fund as a result of the New Investment Advisory Contract being approved.  Passport has experience managing the Edward Jones Money Market Fund, another money market fund that is a diversified, open-end management investment company organized as a business trust under the laws of The Commonwealth of Massachusetts and registered under the 1940 Act, with shares registered for public distribution under the Securities Act of 1933 (“1933 Act”).  No changes in the fundamental investment objectives or policies, or investment strategies, of the Fund have been proposed.  Any costs and expenses relating to this Proxy and the Special Meeting of the Shareholders of the Fund would not be borne by the Fund; FIMCO and Passport agreed to pay all costs and expenses related to solicitation, including the printing and mailing of proxy materials and the holding of the Special Meeting.  Edward Jones will reimburse FIMCO and/or Passport for all of such costs and expenses.  FIMCO owns the majority general partnership interest in Passport, and FIMCO and Passport represented that, as the general partner of Passport, in addition to being responsible for the management of Passport’s advisory business, FIMCO is liable under applicable Pennsylvania law for Passport’s actions as the investment adviser of the Fund, and that Edward Jones only has limited rights as the limited partner of Passport under Passport’s governing documents and applicable Pennsylvania law.

The Board also requested and reviewed other information that the Board believed necessary to evaluate the New Investment Advisory Contract.  In connection with this review, the Federated Funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated Fund, including the Fund.  The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board.  The Senior Officer prepared and furnished to the Board an independent written evaluation for the Existing Investment Advisory Contract at the Board’s May, 2008, Meeting.  Given that the New Investment Advisory Contract would be the same as the Existing Investment Advisory Contract (except as noted in this proxy statement), all compensation to be paid by the Fund for advisory services would continue to be the same as described in the Existing Investment Advisory Contract, FIMCO and Passport represented that there would be no changes in the fees or expenses (for example, management fees, shareholder services fees, administration fees, recordkeeping fees or other expenses) payable by the Fund as a result of the New Investment Advisory Contract being approved, and it is expected that the same FIMCO personnel that are currently involved in managing the Fund would continue under Passport to provide investment advisory services to the Fund, the Senior Officer also covered the New Investment Advisory Contract using the same independent written evaluation.  This Senior Officer evaluation covered the topics discussed below.  The Board considered that evaluation, along with other information, in deciding to approve the New Investment Advisory Contract.

During its review of the New Investment Advisory Contract, the Board considered the anticipated compensation and benefits to be received by Passport.  This included the fees to be received for services provided to the Fund by other entities in the Federated organization and research services that may be received by Passport from brokers that execute Federated fund trades, as well as advisory fees.  The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an investment adviser’s fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services to be provided by the Passport; Passport’s cost of providing the services; the extent to which Passport may realize “economies of scale” as the Fund grows larger; any indirect benefits that may accrue to Passport and its affiliates as a result of Passport’s relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on Passport’s services and fees.  The Board further considered, as part of its review of the Senior Officer report, the relevance of  any management fees (including any components thereof) charged to institutional and other clients for what might be viewed as like services, and the costs of supplying such services.  The Board was aware of these factors and was guided by them in its review of the New Investment Advisory Contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated Funds and was assisted in its deliberations by the advice of independent legal counsel.  Throughout the year, and in connection with its consideration of the New Investment Advisory Contract, the Board has requested and received substantial and detailed information about the Fund and the Federated organization, and its affiliated advisers (Advisers), including Passport, that was in addition to the extensive materials that comprise and accompany the Senior Officer’s evaluation.  Thus, the Board’s consideration of the New Investment Advisory Contract included review of the Senior Officer’s evaluation, accompanying data and additional reports covering such matters as:  the Advisers’ investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate); the Fund’s investment objectives; the Fund’s expenses (including the advisory fee itself and the historical and anticipated overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services to be provided to the Fund by Passport and its affiliates.  The Board also considered the likely preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them.  The Board’s evaluation process is evolutionary.  The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund’s performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business.  The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant.  For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund’s investors.  The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.  The Fund’s ability to deliver competitive performance when compared to its peer group was a useful indicator of how FIMCO has been and, if shareholders approve the New Investment Advisory Contract, Passport is anticipated to be executing the Fund’s investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of Passport’s investment management services are expected to be such as to warrant the approval of the New Investment Advisory Contract.  In this regard, the Senior Officer has reviewed Federated’s fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts).  The Senior Officer concluded that mutual funds and institutional accounts are inherently different products.  Those differences include, but are not limited to, different types of targeted investors, being subject to different laws and regulations, different legal structure, different average account sizes, different associated costs, and different portfolio management techniques made necessary by different cash flows.  The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Board also considered that, during the year ending December 31, 2007, the Fund’s performance fell below the median of the relevant peer group.  The Board discussed the relevant performance with FIMCO and Passport and recognized the efforts undertaken, and to be undertaken, by FIMCO and, if the New Investment Advisory Contract is approved, by Passport.  The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated Funds.  These reports covered not only the fees under the advisory contracts, but also fees received by Federated’s subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as the Federated Funds’ administrator).  The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated Fund trades.  In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer.  The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable.  The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated’s profit margins did not appear to be excessive and the Board agreed.

The Senior Officer’s evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger.  The Board considered in this regard that Passport has made significant and long-term investments in areas that support all of the Federated Funds (including the Fund), such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole.  Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer’s evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.  The Senior Officer did not recommend institution of breakpoints in pricing Federated’s fund advisory services at this time.

For the Fund’s most recently completed fiscal year, the Fund’s investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group.  The Board reviewed the fees and other expenses of the Fund with FIMCO and Passport and was satisfied that the overall expense structure of the Fund remained competitive.  The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer’s evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that it appeared that Passport would be providing appropriate administrative services to the Fund for the fees to be paid.  Under these circumstances, no changes were recommended to, and no objection was raised to the approval of, the New Investment Advisory Contract.

In its decision to approve the New Investment Advisory Contract, the Board was mindful that the New Investment Advisory Contract would be submitted to shareholders of the Fund for approval.  Thus, the Board’s approval of the New Investment Advisory Contract reflected the fact that it is the shareholders of the Fund who effectively will be approving the selection of Passport of the new investment adviser for the Fund and the approval of the New Investment Advisory Contract.

The Board based its decision to approve the New Investment Advisory Contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations.  Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative.  With respect to the factors that are relevant, the Board decision to approve the New Investment Advisory Contract reflects its determination that, based on the information requested and supplied, Federated’s past performance and actions (including those of Passport) in providing services to other mutual funds provide a satisfactory basis to support the decision to approve the New Investment Advisory Contract.

Based on the foregoing considerations and determinations, the Board approved (1) the New Investment Advisory Contract, and the submission of the New Investment Advisory Contract to the shareholders of the Fund for approval, and (2) the termination of the Existing Investment Advisory Contract, conditioned on the shareholders of the Fund approving the New Investment Advisory Contract.  The Board is recommending that the shareholders of the Fund approve the New Investment Advisory Contract.

Information Regarding the Existing Investment Advisory Contract

The Existing Investment Advisory Contract is dated September 1, 2000, and was approved by the Board on May 20, 1999, in connection with the reorganization of the Fund as a series or portfolio of the Trust, and by a Unanimous Consent of Shareholder dated August 20, 2000. The Existing Investment Advisory Contract was most recently approved by the Board at its meetings held in May, 2008.  The following is a summary of the material provisions of the Existing Investment Advisory Contract:

Under Section 1 of the Existing Investment Advisory Contract, subject to the direction of the Trustees of the Trust, FIMCO is required to provide investment research and supervision of the investments of the Fund and to conduct a continuous program of investment evaluation and of appropriate sale or other disposition of the Fund’s assets.

Under Section 2 of the Existing Investment Advisory Contract, FIMCO, in its supervision of the investments of the Fund, is required to be guided by the Fund’s fundamental investment policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statement of the Fund and in any exhibits filed with the Securities and Exchange Commission (“SEC”).

Under Section 3 of the Existing Investment Advisory Contract, the Fund is responsible for paying or causing to be paid its allocable share of Trust expenses.

Under Section 4 of the Existing Investment Advisory Contract, and the applicable fee exhibit for the Fund, FIMCO is to receive, as full compensation for all services rendered thereunder, an annual gross investment advisory fee equal to 0.5% (or 0.0050 or 50 basis points) of the average daily net assets of the Fund.  The portion of the fee based upon the average daily net assets of the Fund is required to be accrued daily at the rate of 1/365th of 0.5 of 1% (or 0.0050 or 50 basis points) applied to the daily net assets of the Fund.  The advisory fee also is required to be paid to FIMCO daily.

Under Section 5 of the Existing Investment Advisory Contract, FIMCO is permitted, from time to time and for such periods as it deems appropriate, to reduce its compensation (and, if appropriate, assume expenses of the Fund) to the extent that the Fund’s expenses exceed any lower expense limitations that FIMCO may, by notice to the Fund, voluntarily declare to be effective.

Under Section 6 of the Existing Investment Advisory Contract, the Existing Investment Advisory Contract, which was initially effective for two years from the date of its execution, is to continue from year to year if its continuation is specifically approved at least by the vote of a majority of the Trustees of the Trust, including a majority of the independent Trustees of the Trust, cast in person at a meeting called for that purpose.  FIMCO may notify the Trustees in writing at least sixty (60) days prior to the anniversary date of the Existing Investment Advisory Contract that it does not desire the contract to continue with respect to the Fund.  Under Section 7 of the Existing Investment Advisory Contract, the Existing Investment Advisory Contract also may be terminated at any time with respect to the Fund, without the payment of a penalty, by the Trustees of the Trust or by a vote of the majority of the outstanding voting securities of the Fund, as defined in Section 2(a)(42) of the 1940 Act, on sixty (60) days’ written notice to FIMCO.  Notwithstanding the termination notice requirements in Sections 6 and 7 of the Existing Investment Advisory Contract, FIMCO and the Board have agreed that, if the shareholders of the Fund approve the New Investment Advisory Contract, the Existing Investment Advisory Contract will terminate on the date that the New Investment Advisory Contract takes effect, which is expected to take effect on the date as of which the prospectuses for the Fund are next updated, July 31, 2008.

Under Section 8 of the Existing Investment Advisory Contract, FIMCO is prohibited from assigning the Existing Investment Advisory Contract, and the Existing Investment Advisory Contract will terminate upon its assignment by FIMCO; FIMCO is, however, permitted to employ or contract with such other person, persons, corporation or corporations at FIMCO’s own cost and expense as FIMCO shall determine in order to assist FIMCO in carrying out the Existing Investment Advisory Contract.

Under Section 9 of the Existing Investment Advisory Contract, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under the Existing Investment Advisory Contract on the part of FIMCO, FIMCO shall not be liable to the Trust or to the Fund or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.

Under Section 10 of the Existing Investment Advisory Contract, the Existing Investment Advisory Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the independent Trustees of the Trust, cast in person at a meeting called for that purpose, and, where required by Section 15(a)(2) of the 1940 Act, on behalf of the Fund by a majority of the outstanding voting securities of the Fund as defined in Section 2(a)(42) of the 1940 Act.

Under Section 11 of the Existing Investment Advisory Contract, FIMCO is required to submit any proposed sales literature for the Trust (or the Fund) or for itself or its affiliates which mentions the Trust (or the Fund) to the Trust’s distributor (currently, Federated Securities Corporation (“FSC”)) for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature, and the Trust is required to cause its distributor to promptly review all such sales literature, to promptly advise FIMCO of any deficiencies contained in such sales literature, to promptly file complying sales literature with the relevant authorities, and to cause such sales literature to be distributed to prospective investors in the Trust.

Under Section 12 of the Existing Investment Advisory Contract, FIMCO is put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust of the Trust, and FIMCO agrees that the obligations pursuant to the Existing Investment Advisory Contract of the Trust with respect to the Fund are limited solely to the assets of the Fund, and that FIMCO will not seek satisfaction of any such obligation from any other series or portfolio of the Trust, the shareholders of the Fund or any other series or portfolio of the Fund, the Trustees, officers, employees or agents of the Trust, or any of them.

Under Section 13 of the Existing Investment Advisory Contract, the Existing Investment Advisory Contract is required to be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

Under an Amendment to the Existing Investment Advisory Contract, dated June 1, 2001, the Trust, on behalf of the Fund, and FIMCO acknowledged that the Fund may disclose shareholder nonpublic personal information (“NPI”) to FIMCO as agent of the Fund and solely in furtherance of fulfilling FIMCO’s contractual obligations under the Existing Investment Advisory Contract in the ordinary course of business to support the Fund and its shareholders, and that FIMCO agreed to be bound to use and re-disclose such NPI only for the limited purpose of fulfilling its duties and obligations under the Existing Investment Advisory Contract, for law enforcement and miscellaneous purposes as permitted in Regulation S-P, in connection with joint marketing arrangements that the Fund may establish with FIMCO in accordance with the limited exception set forth in Regulation S-P and otherwise in accordance with Regulation S-P.

If the New Investment Advisory Contract described below is not approved by the Fund’s shareholders, the New Investment Advisory Contract will not take effect, and the Existing Investment Advisory Contract between FIMCO and the Trust, on behalf of the Fund, will remain in effect.

Information Regarding the New Investment Advisory Contract

A copy of the proposed New Investment Advisory Contract between Passport and the Trust, on behalf of the Fund, is attached to this Proxy as Exhibit 1.

If approved by the Fund’s shareholders, the New Investment Advisory Contract will be the same as the Existing Investment Advisory Contract (except Passport would be the investment adviser party to the contract instead of FIMCO, and, since Passport is a limited partnership, a provision will be added requiring Passport to notify the Trust of any changes in the membership of the partnership to the extent required under Section 205 of the Investment Advisers Act of 1940), and the New Investment Advisory Contract will describe all compensation to be paid by the Fund thereunder in the same manner as the Existing Investment Advisory Contract.  See “Information Regarding the Existing Investment Advisory Contract” above for a summary of the provisions of the Existing Investment Advisory Contract (which will also be the provisions of the New Investment Advisory Contract).  Please refer to Exhibit 1 for a complete understanding of the provisions of the proposed New Investment Advisory Contract.  There also will be no change in advisory services, or the level of advisory services, provided to the Fund.

If the New Investment Advisory Contract is approved by the Fund’s shareholders, Passport and the Trust, on behalf of the Fund, will enter into the New Investment Advisory Contract, and the Existing Investment Advisory Contract will terminate, on the same date (the “Change Date”).  If the New Investment Advisory Contract is approved by shareholders of the Fund at the Special Meeting on July 22, 2008, the Change Date is expected to be July 31, 2008, which is the date as of which the prospectuses for the Fund will be next updated.  If the New Investment Advisory Contract is not approved by shareholders at the Special Meeting on July 22, 2008, or such later date, such that the change in the Fund’s investment adviser cannot be included in the next updates of the Fund’s prospectuses, the Change Date will be July 31, 2008, or the first day of the month (after July, 2008) following the month in which the New Investment Advisory Contract is approved by the shareholders, whichever is later, and shareholders will receive a supplement to the Fund’s prospectuses advising them that the New Investment Advisory Contract has been entered into and has become effective.  Upon being entered into and taking effect, the New Investment Advisory Contract will remain in effect for two years from the date of its execution and be subject to annual renewal thereafter by the Board as provided in the New Investment Advisory Contract.

Additional Information Regarding the Fund

General Information

As a tax-exempt money market fund, the Fund is operated in accordance with Rule 2a-7 under the 1940 Act.  The Fund is a diversified series or portfolio of the Trust.  The Trust is a business trust organized under the laws of The Commonwealth of Massachusetts on October 3, 1988, which is a registered open-end management investment company under the 1940 Act.  The Trust may offer separate series of shares representing interests in separate portfolios of securities. The Fund, which was established on November 17, 1981, was reorganized as a portfolio of the Trust on August 25, 2000.  The Investment Shares and Institutional Service Shares of the Fund are registered for public distribution under the 1933 Act.  The Investment Shares of the Fund are sold by Edward Jones under the d/b/a Edward Jones Tax-Free Money Market Fund.

The Fund seeks current income exempt from federal income tax consistent with stability of principal by investing in a portfolio of short-term, high-quality, tax-exempt securities, which are a type of fixed income security.  So long as the Fund’s name includes the words “tax-free,” the Fund will invest its assets so that at least 80% of the income that it distributes will be exempt from federal income tax.  Thus, at least 80% of the annual interest income that the Fund distributes will be exempt from federal income tax, including the federal alternative minimum tax for individuals and corporations (“AMT”).  If the shareholders of the Fund approve the New Investment Advisory Contract, no changes in the fundamental investment objectives or policies, or investment strategies, of the Fund will be made as a result of the New Investment Advisory Contract being approved.

The current investment adviser for the Fund is FIMCO.  In managing the Fund, FIMCO receives certain support services from its affiliate, Federated Advisory Services Company (“FASC”). See “Additional Information Regarding the Fund’s Current Investment Adviser – FIMCO” below for additional information regarding FIMCO and FASC.  The distributor for the Fund is FSC.  The administrator for the Fund is Federated Administrative Services (“FAS”).  FIMCO, FASC, FSC and FAS are each subsidiaries of Federated and are located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.  If the New Investment Advisory Contract is approved, FSC and FAS will continue to serve as distributor and administrator of the Fund.

Fees and Expenses

The following fee tables (Table A) disclose the Fund’s total gross expense ratios and total net expense ratios for the Fund’s Institutional Service Shares and Investment Shares as disclosed in the Fund’s current prospectuses.  As of March 31, 2008, the Fund’s Institutional Service Shares remained at the same expense ratios as reflected in Table A, while the net expense ratio for the Fund’s Investment Shares was slightly lower at 0.75%, rather than 0.76%, because “Other Expenses” were 0.41% rather than the 0.42% shown in Table A.

1
Such services include, for example, fund sponsorship, promotion, and support activities, assistance in creating and coordinating marketing support, assistance with fund development and operations, review of fund disclosure documents, and periodic review of fund expense levels, as well as other services.  These services may vary and change over time.

2
Such services include, for example, fund sponsorship, promotion, and support activities, assistance in creating and coordinating marketing support, assistance with fund development and operations, review of fund disclosure documents, and periodic review of fund expense levels, as well as other services.  These services may vary and change over time.

Table A

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investment Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) . . .. . . . . .None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable) . . . . . . . . . .. . . . .. . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . .. . . . .. . . . .None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price) . . . . . . . .. . . .. . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . .. . . . .. . .None
Redemption Fee (as a percentage of amount redeemed, if applicable) . . . . . . . . . . . . .. . . . . . . . . . .None
Exchange Fee . . . . . . . . . . . . . . . .. . . . .. . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . .. . . . .. . . . . .None

Annual Fund Operating Expenses (Before Waiver and Reduction)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2. . . .. .. . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ... . . . .. . . . . . . . . . . . .0.50%
Distribution (12b-1) Fee . . . . . . . . . .. . . . .. . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . .. . . . .. .None
Other Expenses3 . . . .. .. . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ... . . . .. . . . . . . . . . . . .0.42%
Total Annual Fund Operating Expenses . . . .. . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . ..0.92%
1
The percentages shown are based on expenses for the entire fiscal year ended March 31, 2007. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, FIMCO waived and the shareholder services provider did not charge certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended March 31, 2007.

Total Waiver and Reduction of Fund Expenses .. . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..0.16%
Total Actual Annual Fund Operating Expenses (after waiver and reduction). . . . . . . . . . . . . . . . 0.76%

2
FIMCO voluntarily waived a portion of the management fee. FIMCO can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.44% for the fiscal year ended March 31, 2007.  There will be no changes in the voluntary waivers, or past practices in determining the amount of such waivers, as a result of the New Investment Advisory Contract being approved.

3
Includes a shareholder services fee/account administration fee which is used to compensate intermediaries (such as, for example, Edward Jones) for shareholder services or account administrative services.  Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.  The shareholder services provider did not charge, and therefore the Fund did not accrue, a portion of its fee. Total other expenses paid by the Fund’s Investment Shares (after the reduction) were 0.32% for the fiscal year ended March 31, 2007.

Table A (continued)

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Service Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) . . .. . . . . .None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable) . . . . . . . . . .. . . . .. . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . .. . . . .. . . . .None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price) . . . . . . . .. . . .. . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . .. . . . .. . . ..None
Redemption Fee (as a percentage of amount redeemed, if applicable) . . . . . . . . . . . . .. . . . . . . . . . . .None
Exchange Fee . . . . . . . . . . . . . . . .. . . . .. . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . .. . . . .. . . . . .None

Annual Fund Operating Expenses (Before Waivers and Reimbursement)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2. . . .. .. . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ... . . . .. . . . . . . . . . . . . .0.50%
Distribution (12b-1) Fee . . . . . . . . . .. . . . .. . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . .. . . . .. . . .None
Other Expenses3 . . . .. .. . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ... . . . .. . . . . . . . . . . . . . .0.35%
Total Annual Fund Operating Expenses . . . .. . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . .. .0.85%
1
The percentages shown are based on expenses for the entire fiscal year ended March 31, 2007. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, FIMCO and the shareholder services provider waived and/or reimbursed certain amounts.  These are shown below along with the net expenses the Fund actually paid for the fiscal year ended March 31, 2007.

Total Waivers and Reimbursement of Fund Expenses . .. . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . 0.26%
Total Actual Annual Fund Operating Expenses (after waivers and reimbursement) . . . . . . . . . 0.59%

2
FIMCO voluntarily waived a portion of the management fee. FIMCO can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.44% for the fiscal year ended March 31, 2007.  There will be no changes in the voluntary waivers, or past practices in determining the amount of such waivers, as a result of the New Investment Advisory Contract being approved.

3
Includes a shareholder services fee/account administration fee which is used to compensate intermediaries (such as, for example, Edward Jones) for shareholder services or account administrative services.  Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. The shareholder services provider voluntarily waived and reimbursed a portion of its fee. The shareholder services provider can terminate this voluntary waiver and reimbursement at any time. Total other expenses paid by the Fund’s Institutional Service Shares (after the voluntary waiver and reimbursement) were 0.15% for the fiscal year ended March 31, 2007.

The following Table B sets forth the aggregate (before waivers and reimbursements) gross amount (and purpose) of fees (other than investment advisory fees) earned by FIMCO, Passport, Edward Jones, or Federated, its subsidiaries or other affiliated persons of FIMCO or Passport, from the Fund, and the aggregate (after waivers and reimbursements) net amount (and purpose) of fees (other than investment advisory fees) actually received by FIMCO, Passport, Edward Jones, or Federated, its subsidiaries or other affiliated persons of FIMCO or Passport, from the Fund, for the Fund’s last fiscal year ended March 31, 2008.  For the Fund’s last fiscal year ended March 31, 2008, Edward Jones also received $102.65 in recordkeeping fees relating to accounts of customers of Edward Jones invested in the Fund’s Institutional Service Shares.

Table B

	RECIPIENT OF FEES FROM TAX-FREE INSTRUMENTS TRUST (Fund)
TAX-FREE INSTRUMENTS TRUST (Fund) EXPENSES:	FIMCO	FEDERATED ADMINISTRATIVE SERVICES	FEDERATED SHAREHOLDER SERVICES COMPANY (1)	PASSPORT	EDWARD JONES
ADMINISTRATIVE FEES (for account administrative services provided to the Fund and its shareholders)
Gross Administrative Fees for Fiscal Year Ended 3/31/08:	N/A	$2,374,843	N/A	N/A	N/A
Net Administrative Fees for Fiscal Year Ended 3/31/08:	N/A	$2,298,115	N/A	N/A	N/A
SHAREHOLDER SERVICES FEES (2) (for shareholder services provided to the Fund’s shareholders)
Gross Shareholder Services Fees for Fiscal Year Ended 3/31/08:	N/A	N/A	$0 (3)	N/A	$4,088,970
Net Shareholder Services Fees for Fiscal Year Ended 3/31/08:	N/A	N/A	$0 (3)	N/A	$4,088,970
TRANSFER AGENCY FEES (4) (for transfer agency services provided to the Fund)
Gross Transfer Agency Fees for Fiscal Year Ended 3/31/08:	N/A	N/A	N/A	N/A	$1,813,027
Net Transfer Agency Fees for Fiscal Year Ended 3/31/08:	N/A	N/A	N/A	N/A	$1,529,936
(1)
Includes gross shareholder services fees, and net shareholder services fees (after waivers and/or reimbursements), as applicable, paid to and retained by Federated Shareholder Services Company.  These numbers do not include shareholder services fees remitted to third-party shareholder services providers.

(2)
Gross shareholder services fees, and net shareholder service fees, as applicable, were aggregated on a quarterly basis, with each quarter beginning November 1, February 1, May 1 and August 1 each year.  The shareholder services fees included in Table B above for the fiscal year ended 3/31/08 include shareholder service fees for the four quarters ended 4/30/08.

(3)	An amount equal to $26,258 in shareholder services fees was not retained by Federated Shareholder Services Company and reimbursed to the Fund.
(4)
Transfer agency fee numbers include transfer agency fees and reimbursements for certain out-of-pocket expenses.  The gross transfer agency fee numbers exclude certain low balance credits.  The net transfer agency fee numbers include certain low balance credits.

Table E under “Fund Management Information” in the section entitled “Additional Information Regarding the Fund’s Existing Investment Adviser -- FIMCO” below sets forth the aggregate (before waivers and reimbursements) gross investment advisory or management fee earned by FIMCO, and the aggregate (after waivers and reimbursements) net investment advisory or management fee actually received by FIMCO from the Fund, during the Fund’s last fiscal year ended March 31, 2008.  Passport did not receive any investment advisory or management fees from the Fund during such period.

As shown in Table B above, Edward Jones receives shareholder services fees with respect to shareholder accounts in the Fund where it is dealer of record.  The Fund may pay shareholder service fees of up to 0.25% of average net assets to financial intermediaries, such as Edward Jones, or to Federated Shareholder Services Company (“FSSC”), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts.3

Edward Jones also has been appointed co-transfer agent of the Fund with respect to accounts of shareholders of the Investment Shares of the Fund where it is also the dealer of record and to otherwise act as transfer agent and dividend disbursing agent with respect to such accounts.  The Fund pays Edward Jones, as co-transfer agent, a fee based on the size, type and number of accounts and transactions made by shareholders.  Edward Jones would continue to serve as co-transfer agent of the Fund if the shareholders of the Fund approve the New Investment Advisory Contract.

If the shareholders of the Fund approve the New Investment Advisory Contract, there would be no changes in the management fees, shareholder services fees, administration fees, recordkeeping fees or other expenses payable by the Fund as a result of the New Investment Advisory Contract being approved.

Edward Jones also receives Special Payments from FSC, the Fund’s distributor, relating to those shareholder accounts in the Fund for which Edward Jones is dealer of record.  FSC, as distributor, pays these Special Payments out of its own legitimate profits and other resources to support the sale of Fund shares by financial intermediaries, such as Edward Jones, or for providing services to Fund shareholders.  The amounts of these payments can be significant, and may create an incentive for the financial intermediary, such as Edward Jones, or its employees or associated persons to recommend or sell shares of the Fund to investors.  In some cases, such payments may be made by or funded from the legitimate profits and other resources of FSC’s affiliated companies, including FIMCO.  These payments are not reflected in the fees and expenses listed in Table A or Table B above, or Table E below, because they are not paid by the Fund.

These Special Payments are negotiated, may vary and change over time, and may be based on such factors as the number or value of shares that a financial intermediary, such as Edward Jones, sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by a financial intermediary, such as Edward Jones.  These payments are in addition to payments made by the Fund to a financial intermediary, such as Edward Jones, under a shareholder services fee arrangement.

If the shareholders of the Fund approve the New Investment Advisory Contract, Edward Jones will no longer receive any Special Payments with respect to those shareholder accounts in the Fund for which it is dealer of record; Edward Jones will continue to receive shareholder services, transfer agency and recordkeeping fees from the Fund for shareholder services, transfer agency services and recordkeeping services performed by Edward Jones with respect to its customers’ assets invested in the Fund, and will be entitled to a significant portion of the Partnership Distributions made by Passport, which would be derived from the advisory fee revenue received by Passport from the Fund and its other client, the Edward Jones Money Market Fund.  Edward Jones’ portion of Passport’s Partnership Distributions derived from the investment advisory fee revenue earned by Passport from managing the Fund will likely exceed the amount of Special Payments Edward Jones otherwise would have received from Federated with respect to the shareholder accounts in the Fund for which Edward Jones is dealer of record.  Any additional income received by Edward Jones also could benefit Federated and its subsidiaries.

See “Information Regarding the Relationship Between Edward Jones and Federated” below for further information regarding the income received by Edward Jones with respect to the Fund.  See also “Information Regarding Potential Conflicts of Interest” below for additional information regarding the benefits that may be derived by Edward Jones and Federated if the shareholders of the Fund approve Proposal 1.

Trustees and Officers

The following Table C identifies each Trustee and officer of the Fund, any positions held with FIMCO and Passport, and the relevant interests of each Trustee and officer with respect to Proposal 1.  As disclosed in Table C, certain Trustees and officers are shareholders of Federated, which is the ultimate parent company of FIMCO and Passport, but none of them engaged in any transaction since April 1, 2006 involving securities in an amount exceeding one percent of the outstanding securities of any class of securities of Federated (certain transactions involving individual amounts not exceeding one percent of the outstanding securities of any class of securities of Federated have not been disclosed, and those transactions did not relate to Proposal 1).  The information presented in Table C is as of March 31, 2008.

3
If a financial intermediary receives shareholder service fees on a shareholder account, it is not eligible to also receive account administration fees on that same account.  The Fund also may pay recordkeeping fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Fund and shareholders.  As noted above, the Fund currently pays recordkeeping fees to Edward Jones.  These recordkeeping fees are paid on a per account per year basis.  If a financial intermediary receives recordkeeping fees on a shareholder account, it is not eligible to also receive account administration fees or networking fees on that same account.  The Fund also may pay account administration fees and reimburse networking fees.  Account administration fees are fees payable by the Fund (up to 0.15% of average net assets) to banks that are not registered broker-dealers or investment advisers for providing administrative services to the Fund and shareholders.  If a financial intermediary receives account administration fees, it is not eligible to receive shareholder services fees or recordkeeping fees on that same account.  The Fund may reimburse networking fees on a per account, per year basis to financial intermediaries for providing administrative services to the Fund and shareholders on certain non-omnibus accounts.  If a financial intermediary receives networking fees on a shareholder account, it is not eligible to also receive recordkeeping fees on that same account.

Table C

Name	Position with Fund	Position with FIMCO	Position with Passport	Relevant Interests (16)
John F. Donahue	Trustee	N/A	N/A	2,613,208 shares (or approximately 2.6%) Class B Common Stock of Federated (4), (5)
J. Christopher Donahue	President and Trustee	Trustee, Chairman	Chairman	5,914,242 shares (or approximately 5.8%) Class B Common Stock of Federated (4), (6)
Lawrence D. Ellis, M.D.(1)	Trustee	N/A	N/A	N/A
Thomas G. Bigley	Trustee	N/A	N/A	N/A
John T. Conroy, Jr.	Trustee	N/A	N/A	N/A
Nicholas P. Constantakis	Trustee	N/A	N/A	N/A
John F. Cunningham	Trustee	N/A	N/A	N/A
Peter E. Madden	Trustee	N/A	N/A	N/A
Charles F. Mansfield, Jr.	Trustee	N/A	N/A	N/A
John E. Murray, Jr., J.D., S.J.D.	Trustee/Chairman	N/A	N/A	N/A
R. James Nicholson(2)	Trustee	N/A	N/A	N/A
Thomas M. O’Neil	Trustee	N/A	N/A	N/A
Marjorie R. Smuts	Trustee	N/A	N/A	N/A
John S. Walsh	Trustee	N/A	N/A	N/A
James F. Will	Trustee	N/A	N/A	N/A
John W. McGonigle	Executive Vice President and Secretary	N/A	N/A	3,076,445 shares (or approximately 3.0%) of Class B Common Stock of Federated (4), (7)
Richard A. Novak	Treasurer	N/A	N/A	17,213 shares (or less than 0.02%) of Class B Common Stock of Federated (4), (8)
Richard B. Fisher	Vice President	N/A	N/A	213,945 shares (or less than 0.22%) of Class B Common Stock of Federated (4), (9)
Brian P. Bouda	Senior Vice President	Chief Compliance Officer	Chief Compliance Officer	13,733 shares (or less than 0.02%) of Class B Common Stock of Federated (4), (10)
Deborah A. Cunningham	Chief Investment Officer	Senior Vice President-CIO Money Markets	Senior Vice President-CIO Money Markets	97,698 shares (or less than 0.10%) of Class B Common Stock of Federated (4), (11)
Mary Jo Ochson	Chief Investment Officer	Senior Vice President-CIO Tax-Exempt Fixed Income	Senior Vice President-CIO Tax-Exempt Fixed Income (3)	18,609 shares (or less than 0.02%) of Class B Common Stock of Federated (4), (12)
Susan R. Hill	Vice President	Senior Vice President	Senior Vice President	20,736 shares (or less than 0.03%) of Class B Common Stock of Federated (4), (13)
Jeff A. Kozemchak	Vice President	Senior Vice President	Senior Vice President (3)	30,763 shares (or less than 0.04%) of Class B Common Stock of Federated (4), (14)
Paige W. Wilhelm	Vice President	Senior Vice President	N/A	17,795 shares (or less than 0.21%) of Class B Common Stock of Federated (4), (15)

(1)	Lawrence D. Ellis, M.D., was a Trustee of the Fund until January 1, 2008.

(2)
At the November 2007 Nominating Committee meeting of the Trust, the Independent Trustees of the Trust nominated R. James Nicholson to serve as Independent Trustee of the Trust, effective the date of his election by shareholders of the Trust.  A Special Meeting of the Shareholders of the Trust was held on March 18, 2008, and Mr. Nicholson’s election as a Trustee was approved.

(3)	Ms. Ochson and Mr. Kozemchak will be elected to their respective positions with Passport if Proposal 1 is approved by the shareholders of the Fund.

(4)
Federated has shares of both Class A Common Stock, no par value per share (the “Class A Common Stock”) and Class B Common Stock, no par value per share (the “Class B Common Stock”) issued and outstanding. The Class B Common Stock is listed on the New York Stock Exchange (“NYSE”) under the symbol FII. Except under certain limited circumstances, the entire voting power of Federated is vested in the holders of the outstanding shares of the Class A Common Stock. All of the outstanding shares of Class A Common Stock are held by a Voting Shares Irrevocable Trust, dated May 31, 1989 (the “Voting Trust”), the trustees of which are Mr. John F. Donahue, his wife, and his son, Mr. J. Christopher Donahue, for the benefit of members of the family of John F. Donahue. Under the terms of the Voting Trust, the trustees are authorized to vote shares held by the Voting Trust and the trustees additionally may sell, transfer, or otherwise dispose of shares owned by the Voting Trust. The entire voting power of Federated is vested in the holder of the outstanding shares of Class A Common Stock, except as otherwise provided in the Restated Articles of Incorporation of Federated or as required by applicable law.  Unless otherwise stated, each person owning Class B Common Stock has sole voting and investment power with respect to all such shares, and number of outstanding shares does not include 167,106 shares of Class B Common Stock allocated to the accounts of directors and executive officers of the Fund who are participants in the Federated Investors, Inc. Profit Sharing/401(k) Plan.

(5)
Includes 523,000 shares owned by Richmond Farm L.P., a Pennsylvania limited partnership, of which Mr. John F. Donahue has controlling interest (Mr. John F. Donahue disclaims beneficial ownership of approximately 521,885 shares owned by Richmond Farm L.P.); 1,717,290 shares owned by Bay Road Partners, a Pennsylvania limited partnership, of which AWOL, Inc. is the general partner, Mr. John F. Donahue is a shareholder of AWOL, Inc.; 38,821 shares owned by Comax Land Company of Florida; and 3,652 shares of restricted Class B Common Stock.

(6)
Includes 77,676 shares owned by Mrs. J. Christopher Donahue; 639,026 shares for which Mr. J. Christopher Donahue has the power to sell, transfer or otherwise dispose under powers of attorney (Mr. J. Christopher Donahue disclaims beneficial ownership of all of the 639,026 shares for which he has powers of attorney); 501,664 shares for which Mr. J. Christopher Donahue is a custodian of shares under the Uniform Transfer for Minors Act (Mr. J. Christopher Donahue disclaims beneficial ownership of all of the 501,664 shares for which he acts as custodian); 302,405 shares owned by The Beechwood Company, L.P. of which Beechmax, Inc. is the general partner, Mr. J. Christopher Donahue is a shareholder of Beechmax, Inc. (Mr. J. Christopher Donahue disclaims beneficial ownership of approximately 91,733 shares owned by The Beechwood Company, L.P.); 111,540 shares owned by Comax Partners Limited Partnership, a limited partnership of which Beechmax, Inc. is general partner, Mr. J. Christopher Donahue is a shareholder of Beechmax, Inc. (Mr. J. Christopher Donahue disclaims beneficial ownership of approximately 98,552 shares owned by Comax Partners Limited Partnership), as of March 31, 2008, all of the shares owned by Comax Partners Limited Partnership were pledged as collateral to secure a line of credit; 978,346 shares owned by Mr. J. Christopher Donahue’s children sharing his household (Mr. J. Christopher Donahue disclaims beneficial ownership of all of the 978,346 shares owned by children sharing his household); 218,861 stock options which are currently exercisable; and 29,732 shares of restricted Class B Common Stock.

(7)
Includes 2,997,284 shares owned by Fairview Partners, L.P., a limited partnership of which 713 Investment Corporation is the sole general partner (Mr. McGonigle disclaims beneficial ownership of approximately 1,528,615 shares owned by Fairview Partners, L.P.); 12,948 shares owned by 713 Investment Company, L.P. and 46,760 currently exercisable stock options held by 713 Investment Company, L.P., a limited partnership of which 713 Investment Corporation is the sole general partner; Mr. McGonigle and his wife are shareholders of 713 Investment Corporation (Mr. McGonigle disclaims beneficial ownership of approximately 6,603 shares and approximately 23,848 currently exercisable options owned by 713 Investment Company, L.P.); and 19,453 currently exercisable stock options held in a trust for the benefit of certain descendants.

(8)	Includes 15,959 shares of restricted Class B Common Stock (a portion of which may have become unrestricted).

(9)	Includes 24,723 shares held by Fisher Investment Company (a portion of which may have become unrestricted).

(10)	Includes 13,733 shares of restricted Class B Common Stock (a portion of which may have become unrestricted).

(11)	Includes 29,129 shares of restricted Class B Common Stock (a portion of which may have become unrestricted).

(12)	Includes 17,429 shares of restricted Class B Common Stock (a portion of which may have become unrestricted).

(13)	Includes 20,491 shares of restricted Class B Common Stock (a portion of which may have become unrestricted).

(14)	Includes 16,196 shares of restricted Class B Common Stock (a portion of which may have become unrestricted).

(15)	Includes 19,978 shares of restricted Class B Common Stock (a portion of which may have become unrestricted).

(16)
The President of FIMCO and Passport, John B. Fisher, also owns 428,231 shares (or less than 0.43%) of Class B Common Stock of Federated.  This includes 17,500 shares held by Rosewood Limited Partnership, a limited partnership of which Mr. Fisher is a general partner; 98,880 stock options which are currently exercisable; and 168,739 shares of restricted Class B Common Stock (a portion of which may have become unrestricted).

Broker Information

The Fund did not execute any transactions with, and paid no brokerage commissions (or other “spread” compensation as described in the footnotes to Table D below) to, Edward Jones for the Fund’s last fiscal year ended March 31, 2008.

The following Table D identifies affiliated brokers of the Fund, the basis of the affiliation, the aggregate amount of commissions paid to such affiliated brokers, and the percentage of the Fund’s aggregate brokerage commissions paid to such affiliated brokers, for the Fund’s last fiscal year ended March 31, 2008.

Table D

Affiliated Broker(1)	Basis of Affiliation	Aggregate Commissions Paid to Affiliated Broker (Fund’s Fiscal Year Ended 3/31/08)	Percentage of Aggregate Commissions Paid by Fund (Fund’s Fiscal Year Ended 3/31/08)
SunTrust Capital Markets, Inc. (6 trades)	5% or greater ownership of shares of Federated Funds	Commissions: $0(2) Other Compensation: $3,862.50(2)	Commissions: 0% Other Compensation: 0.22%
BB&T Capital Markets (4 trades)	5% or greater ownership of shares of Federated Funds	Commissions: $0(2) Other Compensation: $5,415.00(2)	Commissions: 0% Other Compensation: 0.31%
(1)
The following are other affiliated broker-dealers of the Fund; the Fund did not execute any transactions, and paid no brokerage commissions (or “spreads” as discussed in the footnote below), to these other affiliated broker-dealers for the Fund’s last fiscal year ended March 31, 2008 (which are affiliated brokers on the basis of a 5% or greater ownership of shares of Federated Funds):  ABN AMRO, Inc., Capital Financial Services; First Busey Securities, Inc.; First Merit Corporation; M&I Brokerage Services, Inc.; Morgan Keegan & Co., Inc.; Prudential Investment Management; Regions Investment Company; and Woodbury Financial Services.

(2)
The Fund’s trades (if any, as noted above) executed through the above affiliated brokers involved municipal inverse floaters which do not trade with commissions.  Based on information provided to FIMCO, the compensation from “spreads” embedded in the price of the securities charged by the affiliated broker-dealers for the Fund’s trades (if any, as noted above) have been estimated by FIMCO, and such estimates are set forth in Table D above under “Other Compensation.”

Additional Information Regarding the Fund’s Existing Investment Adviser -- FIMCO

General Information

FIMCO is an investment adviser registered under the Investment Advisers Act of 1940 (“Advisers Act”).  FIMCO is a statutory trust that is organized under the laws of the State of Delaware.  FIMCO is a wholly-owned subsidiary of FII Holdings, Inc. (“FII Holdings”), a Delaware corporation, which, in turn, is a wholly-owned subsidiary of Federated, a Pennsylvania corporation.  Federated is a publicly traded company whose securities are listed on the New York Stock Exchange under the ticker symbol FII.  The principal address for FII Holdings and Federated is the same as FIMCO and Passport, Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

Fund Management Information

In addition to the Fund, as of March 31, 2008, FIMCO served as investment adviser to 41 other fixed income and/or balanced Federated Funds and 46 Federated money market funds.  As of March 31, 2008, FIMCO had over $226.7 billion in assets under its direct management and over $512 million in sub-advised assets under management.

The following Table E identifies, as of March 31, 2008, each registered investment company, or series thereof, or business development company, advised by FIMCO that has a similar investment objective to the Fund and the size of each such fund.  Table E also identifies the rate of FIMCO’s compensation and whether FIMCO waived, reduced or otherwise agreed to reduce its compensation under the applicable investment management agreements for such funds.  Table E sets forth this information by first identifying, under the heading “General Fund Information,” the date on which the last fiscal year of each fund ended, the assets of each fund as of March 31, 2008, and the investment advisory fee stated in each fund’s advisory contract for each fund’s last fiscal year.  Under the heading “Advisory Fee Information for Last Fiscal Year,” Table E sets forth, first as a percentage of assets for each fund, the average waiver of gross investment advisory fees and the average net investment advisory fees (which are the gross fees less the average waivers), in each case for each fund’s last fiscal year.  Table E then sets forth, in dollars for each fund, the gross investment advisory fees payable to FIMCO by the fund, the waiver of the gross investment advisory fees, and the net investment advisory fees retained by FIMCO from the fund (which are the gross fees less the waivers), in each case for each fund’s last fiscal year.

--

Table E

	Tax-Free Instruments Trust, a portfolio of Money Market Obligations Trust (the “Fund”)	Federated Tax-Free Trust, a portfolio of Money Market Obligations Trust	Municipal Cash Series, a portfolio of Cash Trust Series, Inc.	Municipal Obligations Fund, a portfolio of Money Market Obligations Trust	Tax-Free Obligations Fund, a portfolio of Money Market Obligations Trust	Federated Municipal Trust, a portfolio of Money Market Obligations Trust
GENERAL FUND INFORMATION
Date on Which Last Fiscal Year Ended:	3/31/08	10/31/07	5/31/07	7/31/07	7/31/07	7/31/07
Assets as of 3/31/08:	$3,416,761,642	$190,695,210	$475,252,553	$4,652,650,048	$11,662,809,599	$529,876,727
Gross Investment Advisory Fee (%) under Investment Advisory Contract	0.50%	0.40%(2)	0.50%	0.20%	0.20%	0.30%
ADVISORY FEE INFORMATION FOR LAST FISCAL YEAR
Waiver of Gross Investment Advisory Fee (%): (1)	0.06%	0.10%	0.05%	0.11%	0.08%	0.29%
Net Investment Advisory Fee (%): (1)	0.44%	0.30%	0.45%	0.09%	0.12%	0.01%
Gross Investment Advisory Fee ($): (1)	$15,079,494	$714,063	$1,838,076	$12,192,870	$18,005,316	$1,241,601
Waiver of Gross Investment Advisory Fee ($): (1)	$1,806,490	$172,110	$186,200	$6,746,239	$7,467,974	$1,214,208
Net Investment Advisory Fee ($): (1)	$13,273,004	$541,953	$1,651,876	$5,446,631	$10,537,342	$27,393
(1)
The percentages and dollar figures (as applicable) shown in Table E are based on the advisory fees earned or waived by FIMCO as adviser to the funds identified above for each fund’s last fiscal year.  The rate at which such advisory fees are earned or waived during a fiscal year may not be constant and, at any point, may be (or may have been) greater or less than the stated average percentage or dollar figure.  FIMCO may terminate any voluntary waivers of advisory fees at any time.

(2)
Under the investment advisory contract for Federated Tax-Free Trust, FIMCO is required to reimburse/waive the amount, limited to the amount of the management fee, by which the fund's aggregate annual operating expenses, including the advisory fee, but excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the fund and its shares under federal and state laws, expenses of withholding taxes, and extraordinary expenses, exceed 0.45% of its average daily net assets.  Shareholders must approve any changes to the contractual waiver/reimbursement.  To comply with the 0.45% limitation imposed under the investment advisory contract, FIMCO may waive its advisory fee and/or reimburse its advisory fee or other fund expenses, affiliates of FIMCO may waive, reimburse or reduce amounts otherwise included in the aggregate annual operating expenses of the fund, or there may be a combination of waivers, reimbursements and/or reductions by FIMCO and its affiliates.  The amount that FIMCO waives/reimburses under the investment advisory contract will be reduced to the extent that affiliates of FIMCO waive, reimburse or reduce amounts that would otherwise be included in the aggregate annual operating expenses of the fund.

In managing the Fund, FIMCO receives certain support services from its affiliate, FASC.  FASC is an investment adviser registered under the Advisers Act.  FASC is a statutory trust that is organized under the laws of the State of Delaware.  FASC is a wholly-owned subsidiary of FII Holdings and, therefore, a wholly-owned subsidiary of Federated.  FASC has entered into a Services Agreement, dated as of January 1, 2004, with FIMCO.  This Services Agreement was unanimously approved by the Board of the Trust, including a majority of the independent Trustees, at the Board’s meeting which ended on May 14, 2004.  FIMCO, not the Fund, pays for these services from FASC.  The Services Agreement contemplates that FASC may provide some or all of the following services to FIMCO:  performance attribution services and administration and risk management services, such as providing support to portfolio managers and other employees of FIMCO, which may include development of risk management programs, production of portfolio and compliance reports for fund boards and/or other FIMCO clients, completion of required broker and custody documentation, development and documentation of operational procedures, coordination of proxy voting activities, and on-site support of hardware and software, among other services.  The Board also considered that FASC does not have an agreement with Passport to provide the same support services to Passport that FASC currently provides to FIMCO in connection with FIMCO’s management of the Fund.  FIMCO and Passport advised the Board that such an agreement would not be necessary between FASC and Passport if the shareholders approve the New Investment Advisory Agreement; Passport would perform the services and, if necessary, FIMCO would provide any such support services to Passport as the general partner of Passport.

Additional Information Regarding the Proposed New Investment Adviser for the Fund – Passport

General Information

Passport is an investment adviser registered under the Advisers Act.  Passport is a limited partnership organized under the laws of the Commonwealth of Pennsylvania.  Passport currently is, and on May 21, 1981, was formed to be, a joint venture between Federated and Edward Jones which would serve as the investment adviser for the Edward Jones Money Market Fund, which currently is Passport’s only client.  FIMCO owns the general partnership interest, which equals a majority (50.5%) interest, in Passport.  Edward Jones owns the limited partnership interest, which equals a minority (49.5%) interest, in Passport.  Passport’s principal address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.  The general partner of Edward Jones is EDJ Holding Company, Inc., and the limited partner of Edward Jones is The Jones Financial Companies, L.L.L.P.  The principal address of Edward Jones, EDJ Holding Company, Inc. and The Jones Financial Companies, L.L.L.P. is 12555 Manchester Road, St. Louis, Missouri 63131-3729.

Fund Management Information

While Passport would be the new investment adviser for the Fund if the shareholders of the Fund approve the New Investment Advisory Contract, since FIMCO is the general partner of Passport, there would not be a change in the day-to-day management of the Fund because it is expected that the same FIMCO personnel that are currently involved in managing the Fund would continue under Passport to provide those services to the Fund.  For example, the portfolio manager for the Fund would not change if the shareholders of the Fund approve the New Investment Advisory Contract.  Although FIMCO also has additional Senior Vice Presidents, Vice Presidents, and Assistant Vice Presidents, the principal officers of Passport hold the same positions with FIMCO.

The following Table F lists the principal executive officers of Passport (Passport does not have directors or trustees), their principal occupations during the last five years and the positions held by such officers with Passport and FIMCO.  Unless otherwise noted, the address of each person listed is the same as Passport’s and FIMCO’s: Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

Table F

Name	Position with Passport	Principal Occupations and Prior Business Experience	Position with FIMCO
J. Christopher Donahue	Chairman
Five Year Business Background:
Federated Investors, Inc. - 5/1974 - present
- Director, CEO, President - 6/1977 - present
Federated MDTA LLC - Board of Managers, Chairman - 7/2006 - present
Passport Research II, Ltd. - Chairman - 11/2003 - 3/2006
Federated Advisory Services Company - Trustee, Chairman - 10/2003 - present
Federated Equity Management Company of Pennsylvania - Trustee, Chairman - 10/2003 - present
Federated Investment Counseling - Trustee - 4/1989 - present
Federated Investment Management Company - Trustee, Chairman - 4/1989 - present
Federated Global Investment Management Corp. - Director, Chairman - 5/1995 - present
Passport Research, Ltd. - Chairman - 7/1994 - present
Federated Asset Management GmbH - Supervisory Board Member - 11/1998 - 4/2004
Federated Securities Corp. - Registered Principal - 11/1975 - present
Edgewood Services, Inc. - Registered Principal - 1/1997 - 9/1/2005
Edgewood Services, Inc. - Director - 1/1997 - 12/2004
Southpointe Distribution Services Inc. - Director, Registered Principal - 5/1988 - 9/2005
Federated Administrative Services - Trustee - 6/1990 - present
Federated Administrative Services - President - 6/1990 - 1/1993
Federated International - Europe GmbH - Supervisory Board Member - 12/2000 - present
Federated International Holdings BV - Member of Board of Management - 12/1998 - 1/2006
Federated International Management Limited - Director - 1/1991 - present
Federated Investors (UK) Ltd. - Director - 11/2002 - present
Federated Investors (UK) Ltd. - Chairman, CEO - 11/2002 - 3/2004
Federated Private Asset Management, Inc. - Director - 12/1999 - 4/2005
Federated Shareholder Services Company - Trustee - 7/1990 - present
Federated Shareholder Services Company - Chairman - 7/1990 - 4/1991
Retirement Plan Service Company of America - Trustee - 7/1990 - present
Retirement Plan Service Company of America - Chairman - 7/1990 - 3/1996
Federated Investors Trust Company - Director - 6/1984 - present
Director/Trustee and/or Officer of several Federated Investors, Inc. subsidiary companies.
Professional Licenses or Designations: NASD Series 7 and 24
Trustee, Chairman
William D. Dawson III	Vice Chairman
Five Year Business Background:
Federated Investors, Inc. - 10/1975 - present
Federated Investment Management Company
- Vice Chairman - 4/2004 - present
- Executive Vice President, CIO-Fixed Income - 2/2002 - 4/2004
- Trustee, Executive Vice President - 1/1994 - 11/2002
Federated Investment Counseling
- Vice Chairman - 4/2004 - present
- Executive Vice President, CIO-Fixed Income - 2/2002 - 4/2004
- Trustee, Executive Vice President, Portfolio Manager - 3/1990 - 9/2002
Passport Research, Ltd.
- Vice Chairman - 4/2004 - present
- Executive Vice President, CIO-Fixed Income - 2/2002 - 4/2004
- Executive Vice President, Portfolio Manager - 6/1981 - 9/2002
Federated Global Investment Management Corp. - Director, Executive Vice President - 5/1995 - 1/2004
Federated Private Asset Management, Inc. - Director, Chairman - 3/2005 - present
Federated Investors Trust Company - Director - 3/1999 - present
Federated Securities Corp. - Registered Rep. - 11/1975 - 5/2006
Professional Licenses or Designations: Chartered Financial Analyst - 9/1983
Vice Chairman
John B. Fisher	President, CEO
Five Year Business Background:
Federated Investors, Inc. - 12/1979 - present
- Vice President - 5/1998 - present
- Director - 5/1998 - 4/2004
Federated MDTA LLC - Board of Managers, President, CEO - 7/2006 - present
Federated Advisory Services Company - Trustee, President, CEO - 1/2006 - present
Federated Equity Management Company of Pennsylvania - Trustee, President, CEO - 1/2006 - present
Federated Global Investment Management Corp. - Director, President, CEO - 1/2006 - present
Federated Investment Management Company - Trustee, President, CEO - 1/2006 - present
Passport Research, Ltd. - President, CEO - 1/2006 - present
Passport Research II, Ltd. - President, CEO - 1/2006 - 3/2006
Federated Investment Counseling - Trustee, CEO, President - 3/1997 - present
Southpointe Distribution Services Inc. - Director, Chairman - 7/2005 - 1/2006
Edgewood Services, Inc. - Director - 7/2004 - 1/2006
Federated Securities Corp. - Director, President–Institutional Sales - 1/1993 - 1/2006
Federated Investors Trust Company - Director - 4/2004 - present
Professional Licenses or Designations: NASD Series 65
Trustee, President, CEO
Thomas R. Donahue	Treasurer
Five Year Business Background:
Federated Investors, Inc. - 2/1993 - present
- CFO, Vice President, Treasurer - 8/1995 - present
- Director - 2/1998 - 4/2004
Passport Research II, Ltd. - Treasurer - 11/2003 - 3/2006
Federated MDTA LLC - Board of Managers - 7/2006 - Present
Federated Advisory Services Company - Trustee, Treasurer - 10/2003 - present
Federated Equity Management Company of Pennsylvania - Trustee, Treasurer - 10/2003 - present
Federated Investment Management Company - Trustee, Treasurer - 8/1995 - present
Federated Investment Counseling - Trustee, Treasurer - 8/1995 - present
Passport Research, Ltd. - Treasurer - 8/1995 - present
Federated Global Investment Management Corp. - Director, Treasurer - 5/1995 - present
Southpointe Distribution Services Inc. - Director, Executive Vice President - 3/1999 - present
Edgewood Services, Inc. - Director, Executive Vice President - 7/1999 - present
Federated Securities Corp. - Director, Executive Vice President - 3/1996 - present
Federated Administrative Services - Trustee, Chairman - 4/2004 - present
Federated Administrative Services - Treasurer - 7/1999 - 7/2004
Federated Private Asset Management, Inc. - Director - 12/1999 – present
Federated Private Asset Management, Inc. – Executive Vice President, Treasurer – 12/1999 –  4/2005
Federated Shareholder Services Company - Trustee, Chairman - 3/1999 - present
Federated Shareholder Services Company - Treasurer - 7/1999 - 7/2004
Retirement Plan Service Company of America - Trustee, Treasurer - 3/1999 - present
Federated Investors Trust Company - Director, Treasurer - 12/1991 – present
Director/Trustee and/or Officer of several Federated Investors, Inc. subsidiary companies.
Trustee, Treasurer
G. Andrew Bonnewell	Vice President, Secretary
Five Year Business Background:
Federated Investors, Inc. - 2/1984 - present
Passport Research II, Ltd. - Secretary, Vice President - 11/2003 - 3/2006
Federated Advisory Services Company - Secretary, Vice President - 10/2003 - present
Federated Equity Management Company of Pennsylvania - Secretary, Vice President - 10/2003 - present
Federated Global Investment Management Corp. - Secretary, Vice President - 3/1999 - present
Federated Investment Counseling - Secretary, Vice President - 3/1999 - present
Passport Research, Ltd. - Vice President, Secretary - 3/1999 - present
Federated Investment Management Company - Secretary, Vice President - 8/1995 - present
Southpointe Distribution Services Inc. - Secretary - 8/1995 - 7/2005
Federated Administrative Services - Assistant Secretary - 1/1999 - present
Federated Private Asset Management, Inc. - Assistant Secretary - 4/2005 - present
Federated Private Asset Management, Inc. - Secretary - 12/1999 - 4/2005
Reed Smith LLP - Partner - 10/2002 - 09/2006
Vice President and/or Secretary of several Federated Investors, Inc. subsidiary companies.
Vice President, Secretary
Deborah A. Cunningham	Senior Vice President – CIO Money Markets
Five Year Business Background:
Federated Investors, Inc. - 5/1981 - present
Federated Investment Management Company
- CIO-Money Markets - 4/2004 - present
- Senior Vice President, Portfolio Manager - 8/1989 - present
Federated Investment Counseling
- CIO-Money Markets - 4/2004 - present
- Senior Vice President, Portfolio Manager - 8/1995 - present
Passport Research, Ltd.
- CIO-Money Markets - 4/2004 - present
- Senior Vice President, Portfolio Manager - 8/1989 - present
Federated Global Investment Management Corp. - Senior Vice President - 5/1995 - 1/2004
Federated Private Asset Management, Inc. - CIO - 9/2005 - present
Professional Licenses or Designations: Chartered Financial Analyst - 9/1990
Senior Vice President-CIO Money Markets
Brian P. Bouda	Chief Compliance Officer
Five Year Business Background:
Federated Investors, Inc. - 7/1999 - present
- Vice President, Chief Compliance Officer - 9/2004 - present
Federated MDTA LLC - Chief Compliance Officer - 7/2006 - present
Federated Advisory Services Company - Chief Compliance Officer - 10/2003 - present
Federated Equity Management Company of Pennsylvania - Chief Compliance Officer - 10/2003 - present
Federated Investment Counseling - Chief Compliance Officer - 7/1999 - present
Federated Investment Management Company - Chief Compliance Officer - 7/1999 - present
Federated Global Investment Management Corp. - Chief Compliance Officer - 7/1999 - present
Passport Research, Ltd. - Chief Compliance Officer - 7/1999 - present
Passport Research II, Ltd. - Chief Compliance Officer - 11/2003 - 3/2006
Edgewood Services, Inc. - Chief Compliance Officer - 7/1999 - present
Southpointe Distribution Services Inc. - Chief Compliance Officer - 7/1999 - present
Federated Securities Corp. - Chief Compliance Officer - 7/1999 - present
Federated Shareholder Services Company - Chief Compliance Officer - 7/1999 - present
Retirement Plan Service Company of America - Chief Compliance Officer - 7/1999 - present
Federated Investors (UK) Ltd. - Co-Compliance/Apportionment & Oversight Officer - 11/2003 - present
Federated Services Company - Vice President - 8/1999 - present
Professional Licenses or Designations: NASD Series 7, 24 and 66
Chief Compliance Officer

Passport has experience managing another money market fund, the Edward Jones Money Market Fund, which is a diversified, open-end management investment company organized as a business trust under the laws of The Commonwealth of Massachusetts on January 9, 1980 and registered under the 1940 Act, and which has shares registered for public distribution under the 1933 Act.  Passport is the investment adviser to the Edward Jones Money Market Fund, which is Passport’s only client.  As a money market fund, it is operated in accordance with Rule 2a-7 under the 1940 Act.  The Edward Jones Money Market Fund seeks stability of principal and current income consistent with stability of principal by investing primarily in a portfolio of short-term U.S. Treasury and government agency securities.  The Board of Trustees of the Edward Jones Money Market Fund has established two classes of shares of the Edward Jones Money Market Fund, known as Investment Shares and Retirement Shares.

The following Table G identifies, as of March 31, 2008, the size of the Edward Jones Money Market Fund.  Table G also identifies the rate of Passport’s compensation and whether Passport waived, reduced or otherwise agreed to reduce its compensation under the applicable investment management agreement for the Edward Jones Money Market Fund.  Table G sets forth this information by first identifying, under the heading “General Fund Information,” the date on which the last fiscal year of the Edward Jones Money Market Fund ended, the assets of the Edward Jones Money Market Fund as of March 31, 2008, and the investment advisory fee stated in the Edward Jones Money Market Fund’s advisory contract for its last fiscal year.

Under the heading “Advisory Fee Information for Last Fiscal Year,” Table G sets forth, first as a percentage of assets, the average investment advisory fees for the Edward Jones Money Market Fund’s last fiscal year.  Table G then sets forth, in dollars, the investment advisory fees retained by Passport from the Edward Jones Money Market Fund for the Edward Jones Money Market Fund’s last fiscal year.  As noted in Table G, there were no waivers of investment advisory fees payable by the Edward Jones Money Market Fund for its last fiscal year; accordingly, the gross and net investment advisory fees for the Edward Jones Money Market Fund were the same for its last fiscal year.

Table G

Edward Jones Money Market Fund
GENERAL FUND INFORMATION
Date on Which Last Fiscal Year Ended:	2/29/08
Assets as of 3/31/08:	$21,165,554,893
Gross Investment Advisory Fee (%) under Investment Advisory Contract:
0.50%on the first $500 million in average daily net assets
0.475%on the next $500 million in average daily net assets
0.45%on the next $500 million in average daily net assets
0.425%on the next $500 million in average daily net assets
0.40%                      on average daily net assets over
$2 billion

ADVISORY FEE INFORMATION FOR LAST FISCAL YEAR
Investment Advisory Fee (%): (1)	0.41% (average of all applicable breakpoints)
Investment Advisory Fee ($): (1)	$76,531,937
(1)
The percentages and dollar figures (as applicable) shown are based on the advisory fees earned by Passport as the adviser to the Edward Jones Money Market Fund for its last fiscal year.  There were no waivers of investment advisory fees payable by the Edward Jones Money Market Fund for its last fiscal year; accordingly, the gross and net investment advisory fees for the Edward Jones Money Market Fund were the same for its last fiscal year.  The rate at which advisory fees are earned (or waived) during a fiscal year may not be constant and, at any point, may be (or may have been) greater or less than the stated average percentage or dollar figure.  If Passport were to voluntarily waive advisory fees, Passport would be able to terminate any voluntary waivers of advisory fees at any time.

If the shareholders of the Fund approve the New Investment Advisory Contract, the total net assets of the Fund as of March 31, 2008, would represent approximately 13.87% of the assets under management managed by Passport, and the total net assets managed by Passport for which Edward Jones would not be dealer of record would be $388,051,427 or 1.58% of the assets under management managed by Passport.

Information on Edward Jones Relationships

Edward Jones provides shareholder services and transfer agency services to the Edward Jones Money Market Fund.  In exchange for the shareholder services it provides, Edward Jones is eligible to receive (and does receive) shareholder services fees from the Edward Jones Money Market Fund.  The Edward Jones Money Market Fund pays shareholder service fees up to 0.25% of average net assets to Edward Jones for providing services to shareholders and maintaining shareholder accounts.  Edward Jones also serves as transfer agent and dividend disbursing agent for the Edward Jones Money Market Fund, for which the Edward Jones Money Market Fund pays Edward Jones, as transfer agent, a fee based on the size, type and number of accounts and transactions made by shareholders.  It is not contemplated that Edward Jones would become the exclusive transfer agent for the Fund if the shareholders of the Fund approve the New Investment Advisory Contract.  See “Additional Information Regarding the Fund” above for a discussion of Edward Jones already having been appointed co-transfer agent of the Fund.

Edward Jones also receives Partnership Distributions from Passport that are derived from Passport’s advisory fee revenues received from the Edward Jones Money Market Fund.  Edward Jones does not receive separate or additional Special Payments from Passport or its affiliates with respect to the Edward Jones Money Market Fund.  See “Information Regarding the Relationship Between Edward Jones and Federated” below for further information regarding the Partnership Distributions and other income received by Edward Jones.

Passport’s Governing Documents and Pennsylvania Law

The following is a summary of the material provisions of the Agreement of Limited Partnership (as amended, the “Limited Partnership Agreement”) for Passport and applicable Pennsylvania law relating to Pennsylvania limited partnerships.

Section 6 of the Limited Partnership Agreement provides that the existence of Passport is perpetual in that Passport’s existence will continue until terminated by operation of law.

Distributions, and allocations of profits and losses, are made between FIMCO and Edward Jones as provided in the relevant provisions of the Limited Partnership Agreement, and pursuant to certain letter agreements between the parties, the most recent one being dated February 26, 2007 (as amended, the “Letter Agreements”).  See “Information Regarding the Relationship Between Edward Jones and Federated” below for further information regarding recent Partnership Distributions and the terms of the Letter Agreements.

Section 12.1 of the Limited Partnership Agreement provides that, subject to the terms and conditions of the Limited Partnership Agreement, FIMCO, as the general partner, has full, exclusive and complete discretion in the management and control of Passport and its business and that FIMCO shall make all decisions affecting Passport’s affairs.  Section 13 of the Limited Partnership Agreement also provides that Edward Jones shall take no part in the management, conduct or control of the business of Passport.  Section 1 of Passport’s Bylaws also provides that the business and affairs of Passport shall be managed by FIMCO.

Section 14 of the Limited Partnership Agreement gives Edward Jones certain rights to receive financial reports and tax information.  Section 15 of the Limited Partnership Agreement restricts Edward Jones’ ability to transfer its limited partnership interest; Edward Jones may only transfer its limited partnership interests to FIMCO, or its designee, or to a third party, but only after first offering its limited partnership interests to FIMCO or its designee.

Section 16 of the Limited Partnership Agreement provides that the Limited Partnership Agreement may be amended only by the written consent of FIMCO and Edward Jones.  The Limited Partnership Agreement and the Letter Agreements have been, and will continue to be, amended, modified and supplemented from time to time by FIMCO and Edward Jones.

While Passport’s Bylaws contain provisions governing partnership meetings (in addition to general partners’ meetings), Passport’s Bylaws do not give Edward Jones any ability to vote to elect a general partner or to elect officers of Passport (FIMCO has the authority to elect officers as general partner).

Section 17 of the Limited Partnership Agreement provides that Passport is formed, and that the Limited Partnership Agreement shall be governed by and construed in accordance with, the laws of the Commonwealth of Pennsylvania.

Under the Pennsylvania Revised Uniform Limited Partnership Act, except as otherwise provided in Passport’s Limited Partnership Agreement, FIMCO, as a general partner, has the liabilities of a partner in a partnership with respect to third parties (meaning that, absent a provision in the Limited Partnership Agreement to the contrary, it is liable for the debts and obligations of Passport).  The Pennsylvania Revised Uniform Limited Partnership Act also generally shields Edward Jones as a limited partner from liability for the acts of Passport.  Edward Jones only has limited rights as the limited partner of Passport under Passport’s Certificate of Limited Partnership, Limited Partnership Agreement, Bylaws and applicable Pennsylvania law.  For example, the Pennsylvania Revised Uniform Limited Partnership Act provides certain limited rights to Edward Jones as a limited partner (such as, the ability to sign a certificate of cancellation in the absence of a general partner, the ability to receive certain partnership information, the ability to vote for a new general partner, the ability to seek dissolution through a court, the ability to consent to a non-judicial dissolution (which gives a limited partner the ability to terminate the partnership by refusing to consent to the appointment of a replacement general partner following the withdrawal of the general partner), the ability to bring a derivative action, and the right to receive notice of a meeting of limited partners to be held with respect to a merger or consolidation of the limited partnership).  With the exception of these limited rights afforded to limited partners, the Pennsylvania Revised Uniform Limited Partnership Act generally defers to the terms of the limited partnership agreement to determine the rights and obligations of a general partner and a limited partner in respect of a limited partnership.  Applicable Pennsylvania law relating to Pennsylvania limited partnerships may be modified from time to time by the Pennsylvania Legislature or court decisions.

Information Regarding the Relationship Between Edward Jones and Federated

General Information

Federated, and its subsidiaries, have a long standing and significant business relationship with Edward Jones.  Federated has seven subsidiaries that are registered as investment advisers under the Advisers Act, including FIMCO and Passport.  As of March 31, 2008, Federated’s advisory subsidiaries advised approximately 147 equity, fixed income and money market mutual funds as well as a variety of customized separately managed accounts, which totaled approximately $338.5 billion in assets under management.  Federated provides comprehensive investment management to more than 5,400 institutions and intermediaries including corporations, government entities, insurance companies, foundations and endowments, banks and broker-dealers.

Edward Jones is a large broker-dealer and financial services firm with approximately 9,200 offices spread across all 50 states in the United States, and has affiliates with approximately 590 locations in Canada and 230 locations in the United Kingdom.  It engages in retail brokerage business through the sale of listed and unlisted securities (including mutual fund shares), insurance products, investment banking and principal transactions, and provides various services (including the shareholder, transfer agency and recordkeeping services described in this proxy statement) related to its customers and their assets.  According to the “Securities Industry and Financial Markets Association Yearbook (2007-2008),” among similar financial services firms, Edward Jones ranked first in number of offices, fifth in number of employees, third in number of brokers and 30th in capital.

As of March 31, 2008, Edward Jones was Federated’s second largest mutual fund client; Edward Jones was dealer of record for shareholder accounts representing $24,591,626,804 in total net assets invested in Federated money market funds and $3,964,600,577 in additional total net assets invested in other Federated Funds.  The $28,556,227,381 in total net assets for which Edward Jones is dealer of record represented approximately 9.97% of the assets under management managed by Federated’s advisory subsidiaries as of March 31, 2008.

Relationship Relating to Passport

Federated and Edward Jones organized Passport as a joint venture on May 21, 1981.  As the limited partner of Passport, Edward Jones receives Partnership Distributions of a significant portion of Passport’s net income, which is derived from Passport’s advisory fee revenue, as provided in the Limited Partnership Agreement and pursuant to the Letter Agreements.  The Letter Agreements address the allocation of the income and expenses of Passport, the performance of certain services for the Edward Jones Money Market Fund by Federated and Edward Jones, and the partnership allocations paid to Federated and Edward Jones.  Edward Jones, as the limited partner of Passport, provides from time to time certain services with respect to the Edward Jones Money Market Fund, such as fund sponsorship, promotion, and support activities, assistance in creating and coordinating marketing support, assistance with fund development and operations, review of fund disclosure documents, and periodic review of fund expense levels, as well as other services.  These services may vary and change over time.  With respect to Passport, the Letter Agreements allocate the income and expenses of the partnership (through the Partnership Distributions) according to a mutually agreed upon formula, which is negotiated and may vary and change over time.

For the calendar year ended December 31, 2007, under the allocation prescribed by the Letter Agreements, FIMCO, as the general partner, received $9,874,297 in Partnership Distributions, which represented approximately 13.45% of Passport’s revenues, while Edward Jones, as the limited partner, received $63,537,011 in Partnership Distributions, which represented approximately 86.55% of Passport’s revenue.  The Partnership Distributions vary from the 50.5% and 49.5% ownership interests of FIMCO and Edward Jones in Passport, respectively, due to the allocation of expenses pursuant to the negotiated, mutually agreed upon formula noted above.  This allocation may vary and change over time depending upon total assets in the Edward Jones Money Market Fund or other factors, including negotiated changes to the Letter Agreements mutually agreed upon by Federated and Edward Jones.  If the New Investment Advisory Contract is approved, this allocation also may vary and change over time depending upon total assets in the Fund (and Passport’s Limited Partnership Agreement and/or the Letter Agreements may be amended accordingly).

Information on Broader Relationships

In addition to the arrangements relating to Passport described above, Edward Jones has a broader relationship with Federated and the Federated Funds.  As a broker-dealer, Edward Jones has contractual arrangements in place that require Edward Jones to provide shareholder services, transfer agency, recordkeeping and other services to the Fund, and shareholder services, transfer agency and other services to the Edward Jones Money Market Fund, regarding those shareholder accounts on which Edward Jones is dealer of record.  For these services, Edward Jones is eligible to receive, and does receive, significant income from the Fund and the Edward Jones Money Market Fund.  Edward Jones also is eligible to receive, and does receive, significant income in the form of shareholder services fees, recordkeeping fees and distribution (Rule 12b-1) fees, as well as re-allowed portions of front-end sales loads, from other Federated Funds.  Distribution (Rule 12b-1) fees are fees payable pursuant to a Rule 12b-1 Plan adopted by a fund, which allows for payment of marketing fees up to a designated percentage of average net assets to the fund’s distributor for the sale, distribution, administration and customer servicing of the fund’s shares; when the distributor receives Rule 12b-1 fees, it may pay some or all of them to financial intermediaries, such as Edward Jones, whose customers purchase fund shares.  Edward Jones also receives Special Payments made by FSC, or its affiliates, including FIMCO, out of their own legitimate profits and other assets to Edward Jones with respect to shareholder accounts in the Fund and certain other Federated Funds for which Edward Jones is dealer of record.  These Special Payments may be significant.

FSC recently has agreed to increase the amount of Special Payments being made out of its, and its affiliates’, own legitimate profits and other resources to Edward Jones with respect to shareholder accounts in the Fund for which it is dealer of record, effective as of January 1, 2008.  If the Fund’s shareholders approve the New Investment Advisory Contract, Federated and Edward Jones would allocate the expenses and revenue of Passport relating to the Fund according to a mutually agreed upon formula, and Edward Jones will no longer receive Special Payments with respect to the shareholder accounts in the Fund for which it is dealer of record; Edward Jones will continue to receive shareholder services, transfer agency and recordkeeping fees from the Fund for services performed by Edward Jones with respect to its customers’ assets invested in the Fund.  Pursuant to the mutually agreed upon formula, Edward Jones will be entitled to a significant portion of the Partnership Distributions made by Passport, which would be derived from the advisory fee revenue received by Passport from the Fund and its other client, the Edward Jones Money Market Fund.  Edward Jones, as the limited partner of Passport, would provide from time to time certain services with respect to the Fund, such as fund sponsorship, promotion, and support activities, assistance in creating and coordinating marketing support, assistance with fund development and operations, review of fund disclosure documents, and periodic review of fund expense levels, as well as other services.  These services could vary and change over time.

The following Table H shows: (1) the Partnership Distributions received by FIMCO as the general partner and Edward Jones as the limited partner, of Passport, (2) the aggregate (after waivers and reimbursement) net shareholder services fees, recordkeeping fees, and transfer agency fees paid to Edward Jones by the Fund, and (3) the Special Payments paid to Edward Jones by FSC, or its affiliates, including FIMCO, out of their own legitimate profits and other resources with respect to shareholder accounts in the Fund for which Edward Jones is dealer of record, in each case on an historical basis for the past four calendar years and for the period from January 1, 2008, through March 31, 2008.  Partnership Distributions also are shown on a pro forma basis for the period from January 1, 2008, through March 31, 2008, assuming that the shareholders of the Fund would have approved the New Investment Advisory Contract as of January 1, 2008, and that Edward Jones would have been eligible to receive Partnership Distributions, which would have been derived from Passport’s advisory fee revenue received from the Fund, for such period.

Table H

	Passport Partnership Distributions Received by FIMCO ($ and %) (1)	Passport Partnership Distributions Received by Edward Jones ($ and %)(1)	Net Shareholder Services Fees (2)	Net Record- Keeping Fees	Net Transfer Agency Fees (3)	Special Payments (i.e., Supplemental/ Marketing Support Payments) (2)
Tax-Free Instruments Trust (Fund)
12/31/04	N/A	N/A	$3,492,491.42	(4)	$1,594,515.50	$3,492,491.42
12/31/05	N/A	N/A	$3,590,212.30	$26.57	$1,657,377.47	$3,590,212.28
12/31/06	N/A	N/A	$3,596,494.99	$71.75	$1,617,939.23	$3,596,494.98
12/31/07	N/A	N/A	$3,923,113.25	$104.32	$1,549,845.15	$3,923,113.25
3/31/08	$2,143,940 or 60.60% (5)	$1,395,870 or 39.40% (5)	$1,092,840.93	$25.33	$383,245.18	(6)
Totals ($):	$2,143,940	$1,395,870	$15,695,152.89	$227.97	$6,802,922.53	$16,059,433.17
(1)
Partnership Distribution numbers and percentages include both income distributions and distributions of Passport revenue for partnership allocations, made in accordance with the Limited Partnership Agreement and Letter Agreements.

(2)
Shareholder services fees and special payments (as applicable) were aggregated on a quarterly basis, with each quarter beginning November 1, February 1, May 1 and August 1 each year.  Shareholder services fees and special payments (as applicable) included in Table H above for the periods ended 12/31 include shareholder service fees and special payments (as applicable) for the four quarters ending January 31 of the next year.

(3)	Includes transfer agency fees and reimbursements for certain out-of-pocket expenses.
(4)
Information on recordkeeping fees paid to Edward Jones by the Fund for the year ended 12/31/04 is not readily available.  The level of such fees for the year ended 12/31/04 is not believed to have been materially different from the recordkeeping fees paid in subsequent years.

(5)
 These numbers relating to Partnership Distributions are pro forma; they have been determined as if the Proposal was approved by the Fund’s shareholders on January 1, 2008, and Edward Jones would have been eligible to receive Partnership Distributions, which would have been derived from Passport’s advisory fee revenue received from the Fund, for such period, and are based on net assets, revenue, number of shareholder accounts, and other relevant information for the period from January 1, 2008, through March 31, 2008.

(6)
Edward Jones will no longer receive these Special Payments if the New Investment Advisory Contract is approved by the shareholders of the Fund and Passport and MMOT, on behalf of the Fund, enter into the New Investment Advisory Contract.  The Special Payments actually received by Edward Jones for the period from January 1, 2008, through March 31, 2008, equaled $1,457,121.24.  This amount is not included in the totals presented in the “Total Received by Edward Jones” column for this period.

By comparison, over similar periods of time, Edward Jones and FIMCO have received (or would have expected to receive) Partnership Distributions from Passport, which were (or would have been) derived from the investment advisory fee revenue received from the Edward Jones Money Market Fund, in the amounts and percentages reflected in Table I:

Table I

	Passport Distributions Received by FIMCO ($ and %)(1)	Passport Distributions Received by Edward Jones ($ and %)(1)
Edward Jones Money Market Fund
12/31/04	$12,445,467 or 29.92%	$29,153,850 or 70.08%
12/31/05	$12,494,940 or 29.72%	$29,546,336 or 70.28%
12/31/06	$9,509,295 or 17.28%	$45,519,551 or 82.72%
12/31/07	$9,874,297 or 13.45%	$63,537,011 or 86.55%
3/31/08	$2,460,694 or 11.78% (2)	$18,436,795 or 88.22% (2)
Totals ($):	$46,784,693	$166,193,543
(1)
Partnership Distribution numbers and percentages include both income distributions and distributions of Passport revenue for partnership allocations, made in accordance with the Limited Partnership Agreement and Letter Agreements.

(2)
These numbers relating to Partnership Distributions have been determined for the period from January 1, 2008, through March 31, 2008, based on the arrangements relating to Partnership Distributions in place for the period from January 1, 2008, through March 31, 2008, and based on net assets, revenue, number of shareholder accounts, and other relevant information for such period.

Edward Jones has received the following shareholder services fees from the Edward Jones Money Market Fund for the past four calendar years:  (1) $25,178,049.49 (year ended 12/31/04); (2) $25,451,411.60 (year ended 12/31/05); (3) $33,366,842.18 (year ended 12/31/06); and (4) $45,014,329.90 (year ended 12/31/07).  It also received $4,262,065.40 in shareholder services fees from the Edward Jones Money Market Fund for the period from January 1, 2008, to March 31, 2008.  In the aggregate, Edward Jones received a total of $133,272,698.57 in shareholder services fees from the Edward Jones Money Market Fund for the four calendar years ended December 31, 2007, and the interim period ended March 31, 2008.4

Edward Jones also has received the following transfer agency fees from the Edward Jones Money Market Fund for the past four calendar years:  (1) $15,943,059.90 (year ended 12/31/04); (2) $16,814,220.81 (year ended 12/31/05); (3) $19,494,170.46 (year ended 12/31/06); and (4) $10,815,046.35 (year ended 12/31/07).  It also received $2,851,592.62 in transfer agency fees from the Edward Jones Money Market Fund for the period from January 1, 2008, through March 31, 2008.  In the aggregate, Edward Jones received a total of $65,918,090.14 in transfer agency fees from the Edward Jones Money Market Fund for the four calendar years ended December 31, 2007, and the interim period ended March 31, 2008.5

Information Regarding Potential Conflicts of Interest

The existence of the relationship with Edward Jones as described in this Proxy creates possible conflicts of interest both on the part of Federated, and its subsidiaries, including FIMCO and Passport, and on the part of Edward Jones.  These conflicts arise both in the ordinary course of business and in connection with Proposal 1.

In the ordinary course of business, for example, and without limiting the foregoing disclosure, given the large number of shareholder accounts for which Edward Jones is the dealer of record, both in the Fund and in the other Federated Funds, Federated and its subsidiaries have an incentive to make accommodations for Edward Jones in order to satisfy Federated’s second largest mutual fund customer, including making accommodations that may increase the revenue received by Edward Jones from its relationship with Passport, Federated and the Federated Funds.  Edward Jones, on the other hand, given the large amount of revenue received by Edward Jones as a result of its relationship with Passport, Federated and the Federated Funds, has an incentive to recommend or sell shares of the Fund and/or other Federated Funds to Edward Jones’ clients, elevate the prominence or profile of the Fund and/or other Federated Funds, place (or not place) them on a list of preferred or recommended funds (or focus funds), and/or grant FSC, as distributor of the Fund and the other Federated Funds, preferential or enhanced opportunities to promote the Fund or other Federated Funds.

With respect to this Proposal 1, for example, and without limiting the foregoing disclosure, the failure to approve the New Investment Advisory Contract could result in FSC, and its affiliates, continuing to pay increased Special Payments out of their own legitimate profits and other resources to Edward Jones with respect to the shareholder accounts in the Fund for which Edward Jones is dealer of record.  The approval of the New Investment Advisory Contract could benefit Federated in that FSC, and its affiliates, will no longer make such Special Payments to Edward Jones with respect to the shareholder accounts in the Fund for which Edward Jones is dealer of record.  The approval of the New Investment Advisory Contract also could offset this benefit to Federated, however, and benefit Edward Jones, because Edward Jones’ portion of Passport’s Partnership Distributions derived from the investment advisory fee revenue earned by Passport from managing the Fund will likely exceed the amount of Special Payments Edward Jones otherwise would have received from Federated with respect to the shareholder accounts in the Fund for which Edward Jones is dealer of record.  Any additional income received by Edward Jones also could benefit Federated, and its subsidiaries, by providing Edward Jones with additional incentive to take steps to recommend or sell shares of the Fund and/or other Federated Funds to Edward Jones’ clients.

These conflicts of interest were disclosed to the Board in connection with the Board’s consideration of (1) the New Investment Advisory Contract, and the submission of the New Investment Advisory Contract to the shareholders of the Fund for approval, and (2) the termination of the Existing Investment Advisory Contract, conditioned on the shareholders of the Fund approving the New Investment Advisory Contract.  The Board was advised by FIMCO and Passport, and accepted, that these conflicts are generally inherent in the mutual fund business, currently exist with respect to relationships with financial intermediaries generally and/or with respect to the Edward Jones Money Market Fund, and are mitigated by Federated’s general business processes, Federated’s compliance structure and Federated’s ongoing communication with the Board.

Information Relating to Certain Legal Proceedings

Legal Proceedings Relating to Federated and the Federated Funds

Since October 2003, Federated and related entities (collectively, “Federated”), and various Federated funds (“Funds”), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland.  The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998.  The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders.  These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities.  In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters.  Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading.  The SEC made findings:  that Federated Investment Management Company (“FIMCO”), an SEC registered investment adviser to various Funds, and FSC, an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act of 1940 (“Advisers Act”) and Investment Company Act of 1940 (“1940 Act”) by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMCO and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the 1940 Act.  The NYAG found that such conduct violated provisions of New York State law.  Federated entered into the settlements without admitting or denying the regulators’ findings.  As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant.  As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless: (i) at least 75% of the fund’s directors are independent of Federated; (ii) the chairman of each such fund is independent of Federated; (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively; and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved.  The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the “About Us” section of Federated’s website at FederatedInvestors.com.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants).  Additional lawsuits based upon similar allegations may be filed in the future.  The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain.  Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Legal Proceedings Relating to Edward Jones

In the normal course of business, Edward Jones is named, from time to time, as a defendant in various legal actions, including arbitrations, class actions, and other litigation.  Certain of these legal actions include claims for substantial compensatory and/or punitive damages or claims for indeterminate amounts of damages.  Edward Jones is involved, from time to time, in investigations and proceedings by governmental and self-regulatory agencies, certain of which may result in adverse judgments, fines, or penalties.

The potential impact of these legal proceedings is uncertain.  As of the date of this Proxy, Edward Jones does not believe that any current or anticipated legal proceedings will have a material adverse impact on Edward Jones or any fund managed by Passport.  However, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences for a fund.

INFORMATION ABOUT THE TRUST

Proxies, Quorum and Voting at the Special Meeting

Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting.  Each whole share of the Trust is entitled to one vote.  Fractional shares are entitled to proportionate fractional votes.

Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the Fund is entitled to one vote.  Fractional shares are entitled to proportionate shares of one vote.  The favorable vote of: (a) the holders of 67% or more of the outstanding voting securities present at the Special Meeting, if the holders of 50% or more of the outstanding voting securities of the Fund are present or represented by proxy; or (b) the holders of more than 50% of the outstanding voting securities, whichever is less, is required to approve the proposal.

Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Fund.  In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person.  All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies.  If no instruction is given ON THE PROXY, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

In order to hold the Special Meeting, a "quorum" of shareholders must be present.  Holders of one-quarter of the total number of outstanding shares of the Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal made in respect of the Fund.

           For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.  For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposal.

If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date.  In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal.  All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy entitled to vote at the session of the Special Meeting to be adjourned.  The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote.  A shareholder vote may be taken on another proposal (if any) in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

Share Ownership of the Funds

Officers and Trustees of the Trust own less than 1% of any class of the Fund's outstanding shares.

As of March 31, 2008, the following shareholders owned of record, beneficially, or both, 5% or more of the outstanding Investment Shares of the Fund:Stephens, Inc., Little Rock, AR, owned approximately 53,753,793 Shares (43.42%);  Primevest Financial Services, Inc., Saint Cloud, MN, owned approximately 21,199,946 Shares (17.12%);  First Clearing Corporation c/o Wachovia Securities LLC, Glen Allen, VA, owned approximately 9,229,657 Shares (7.45%); and FirstMerit Bank of Ohio, Akron, OH, owned approximately 6,404,617 Shares (5.17%).

As of March 31, 2008, the following shareholders owned of record, beneficially, or both, 5% or more of the outstanding Institutional Service Shares of the Fund:   Turtle & Co., Boston, MA, owned approximately 83,047,144 Shares (30.63%);  SEI Trust Company, Oaks, PA, owned approximately 56,534,807 Shares (20.85%); Stock Yards Bank & Trust, Co., Louisville, KY, owned approximately 23,978,140 Shares (8.84%); Newbridge & Co., Wyomissing, PA, owned approximately 20,903,806 Shares (7.71%); and First Clearing Corporation c/o Wachovia Securities LLC, Glen Allen, VA, owned approximately 17,915,279 Shares (6.60%).

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

           The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Money Market Obligations Trust, Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

           No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                      By Order of the Board of Trustees,

                                           John W. McGonigle
                                           Secretary
May 16, 2008

4
The above shareholder services fees were aggregated on a quarterly basis, with each quarter beginning November 1, February 1, May 1 and August 1 each year.  Shareholder services fees set forth above for the periods ended 12/31 include shareholder service fees for the four quarters ending January 31 of the next year.

5	Includes transfer agency fees and reimbursements for certain out-of-pocket expenses.

EXHIBIT 1

PROPOSED NEW INVESTMENT ADVISORY CONTRACT

INVESTMENT ADVISORY CONTRACT

This Contract is made between ~~FEDERATED INVESTMENT MANAGEMENT COMPANY~~ PASSPORT RESEARCH, LTD, an investment adviser registered under the Investment Advisers Act of 1940 having its principal place of business in Pittsburgh, Pennsylvania (the “Adviser”), and MONEY MARKET OBLIGATIONS TRUST, a Massachusetts business trust having its principal place of business in Pittsburgh, Pennsylvania (the “Trust”).

WHEREAS, the Trust is an open-end management investment company as that term is defined in the Investment Company Act of 1940 (the “Act’) and is registered as such with the Securities and Exchange Commission; and

WHEREAS, the Adviser is engaged in the business of rendering investment advisory and management services.

NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

1.           The Trust hereby appoints Adviser as Investment Adviser for each of the portfolios (“Funds”) of the Trust on whose behalf the Trust executes an exhibit to this Contract, and Adviser, by its execution of each such exhibit, accepts the appointments.  Subject to the direction of the Trustees of the Trust, Adviser shall provide investment research and supervision of the investments of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund’s assets.

2.           Adviser, in its supervision of the investments of each of the Funds will be guided by each of the Fund’s fundamental investment policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statements and exhibits as may be on file with the Securities and Exchange Commission.

3.           Each Fund shall pay or cause to be paid, on behalf of each Fund, all of the Fund’s expenses and the Fund’s allocable share of Trust expenses, including, without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of officers and Trustees of the Trust; fees for investment advisory services and personnel and administrative services; fees and expenses of preparing and filing its Registration Statements under the Securities Act of 1933 and any amendments thereto; expense of registering and qualifying the Trust, the Funds, and Shares of the Funds (“Shares”) under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) and sales literature to current shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase, and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues; and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds.  The Trust will also pay each Fund’s allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.

4.           The Trust, on behalf of each of the Funds, shall pay to Adviser, for all services rendered to such Fund by Adviser hereunder, the fees set forth in the exhibits attached hereto.

5.           The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund’s expenses exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective.

6.           This Contract shall begin for each Fund as of the date that the Trust executes an exhibit to this Contract relating to such Fund.  This contract shall remain in effect for each Fund until the first meeting of Shareholders held after the execution date of an exhibit relating to the respective Fund, and if approved at such meeting by the shareholders of a particular Fund, shall continue in effect for such Fund for two years from the date of its execution and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof if:  (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party (other than as Trustees of the Trust) cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified the Trust in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund.

7.           Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of the majority of the outstanding voting securities of that Fund, as defined in Section 2(a)(42) of the Act on sixty (60) days’ written notice to Adviser.

8.           This Contact may not be assigned by Adviser and shall automatically terminate in the event of any assignment.  Adviser may employ or contract with such other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.  So long as Adviser remains a partnership, Adviser shall notify the Trust of any changes in the membership of the partnership to the extent required under Section 205 of the Investment Advisers Act of 1940.

9.           In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Contract on the part of Adviser, Adviser shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

10.           This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust) cast in person at a meeting called for that purpose, and, where required by Section 15(a)(2) of the Act, on behalf of a Fund by a majority of the outstanding voting securities of such Fund as defined in Section 2(a)(42) of the Act.

11.           The Adviser acknowledges that all sales literature for investment companies (such as the Trust) are subject to strict regulatory oversight.  The Adviser agrees to submit any proposed sales literature for the Trust (or any Fund) or for itself or its affiliates which mentions the Trust (or any Fund) to the Trust’s distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature.  The Trust agrees to cause its distributors to promptly review all such sales literature to ensure compliance with relevant requirements, to promptly advise Adviser of any deficiencies contained in such sales literature, to promptly file complying sales literature with the relevant authorities, and to cause such sales literature to be distributed to prospective investors in the Trust.

12.           Adviser is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations pursuant to this Contract of a particular Fund and of the Trust with respect to that particular fund be limited solely to the assets of that particular Fund, and Adviser shall not seek satisfaction of any such obligation from any other Fund, the shareholders of any Fund, the Trustees, officers, employees or agents of the Trust, or any of them.

13.           This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

14.           This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.

15.           The ~~Fund~~ Trust and the ~~Service Provider~~ Adviser hereby acknowledge that ~~the~~ a Fund may disclose shareholder nonpublic personal information (“NPI”) to the ~~Service Provider~~ Adviser as agent of ~~the~~ a Fund and solely in furtherance of fulfilling the ~~Service Provider~~ Adviser’s contractual obligations under ~~the~~ this Agreement in the ordinary course of business to support ~~the~~ a Fund and its shareholders.  The ~~Service Provider~~ Adviser hereby agrees to be bound to use and redisclose such NPI only for the limited purpose of fulfilling its duties and obligations under ~~the~~ this Agreement, for law enforcement and miscellaneous purposes as permitted in 17 CFR §§ 248.15, or in connection with joint marketing arrangements that the Funds may establish with the ~~Service Provider~~ Adviser in accordance with the limited exception set forth in 17 CFR § 248.13.  The ~~Service Provider~~ Adviser further represents and warrants that, in accordance with 17 CFR § 248.30, it has implemented, and will continue to carry out for the term of ~~the~~ this Agreement, policies and procedures reasonably designed to:

•	insure the security and confidentiality of records and NPI of Fund customers,
•	protect against any anticipated threats or hazards to the security or integrity of Fund customer records and NPI, and
•	protect against unauthorized access to or use of such Fund customer records or NPI that could result in substantial harm or inconvenience to any Fund customer.

The ~~Service Provider~~ Adviser may redisclose Section 248.13 NPI only to: (a) the Funds and affiliated persons of the Funds (“Fund Affiliates”); (b) affiliated persons of the ~~Service Provider~~ Adviser (“~~Service Provider~~ Adviser Affiliates”) (which in turn may disclose or use the information only to the extent permitted under the original receipt); (c) a third party not affiliated with the ~~Service Provider~~ Adviser of the Funds (“Nonaffiliated Third Party”) under the service and processing (§248.14) or miscellaneous (§248.15) exceptions, but only in the ordinary course of business to carry out the activity covered by the exception under which the ~~Service Provider~~ Adviser received the information in the first instance; and (d) a Nonaffiliated Third Party under the service provider and joint marketing exception (§248.13), provided the ~~Service Provider~~ Adviser enters into a written contract with the Nonaffiliated Third Party that prohibits the Nonaffiliated Third Party from disclosing or using the information other than to carry out the purposes for which the Funds disclosed the information in the first instance.  The ~~Service Provider~~ Adviser may redisclose Section 248.14 NPI and Section 248.15 NPI to: (a) the Funds and Fund Affiliates; (b) ~~Service Provider~~ Adviser Affiliates (which in turn may disclose the information to the same extent permitted under the original receipt); and (c) a Nonaffiliated Third Party to whom the Funds might lawfully have disclosed NPI directly.  The ~~Service Provider~~ Adviser is obligated to maintain beyond the termination date of ~~the~~ this Agreement the confidentiality of any NPI it receives from ~~the~~ a Fund in connection with ~~the~~ this Agreement or any joint marketing arrangement, and hereby agrees that this ~~Amendment~~ Section shall survive such termination.

Exhibit ~~PP~~A

to the

Investment Advisory Contract

TAX-FREE INSTRUMENTS TRUST

For all services rendered by Adviser hereunder, the Trust shall pay to Adviser, and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual gross investment advisory fee equal to 0.5% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.5 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this ~~1st~~   day of ~~September~~  , 200~~0~~8.

~~FEDERATED INVESTMENT~~
~~MANAGEMENT COMPANY~~
PASSPORT RESEARCH, LTD.

By:
Name:  G. Andrew Bonnewell
Title:  Vice President

MONEY MARKET OBLIGATIONS
TRUST

By:
Name:  J. Christopher Donahue
Title:  President

                                                                Tax-Free Instruments Trust
Proxy for Special Meeting of Shareholders – July 22, 2008

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholder of the above referenced fund (the “Fund”), a portfolio of Money Market Obligations Trust (the “Trust”), hereby designates and appoints George F. Magera, Justine S. Patrick, Suzanne W. Land, Catherine C. Ryan, Maureen A. Ferguson, Tara L. Raposa and Seana N. Banks, as proxies to act at the Special Meeting  of Shareholders (the “Meeting”) to be held on July 22, 2008 at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern Time) and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot.  If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter.  Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

Registration here

(for formatting the top of this window should hit lateral line 2.7)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

PLEASE FOLD HERE AND RETURN ENTIRE BALLOT – DO NOT DETACH

Tax-Free Instruments Trust

Proxy for Special Meeting of Shareholders — July 22, 2008

Vote by Phone, by Mail or via the Internet!

CALL:	To vote your proxy by phone, call
1-866-751-6310 and provide the  12-digit control number found on the reverse side of this proxy card.

LLOG-ON:	To vote on the Internet go to www.proxyonline.com and enter the 12-digit control number found on the reverse side of this proxy card.

MAIL:	To vote your proxy by mail check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

Please sign this proxy exactly as your name appears on the books of the Fund.  Joint owners should each sign personally.  Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.  If a corporation, this signature should be that of an authorized officer who should state his or her title.

Shareholder sign here

Joint owner sign here

Date:

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

Tax-Free Instruments Trust                                                                                                                              CONTROL NUMBER

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

 YOUR PROMPT ATTENTION WILL HELP TO AVOID
THE EXPENSE OF FURTHER SOLICITATION.

Please remember to sign and date the reverse side before mailing in your vote.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

FOLD HERE
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ■
To approve a new investment advisory contract between Passport Research, Ltd. (as the new investment adviser of the Fund), and the Trust, on behalf of the Fund please select a box below:
FOR	AGAINST	ABSTAIN
□	□	□

(BARCODE HERE)                                                                              (TAGID HERE)                                                                                     (cusip here)